As filed with the Securities and Exchange Commission on February 6, 2006

Registration No. 333-61366
811-10385

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _______________        ☐

Post-Effective Amendment No. 46       ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 50       ☒

(Check appropriate box or boxes)

Pacific Funds

(Exact Name of Registrant as Specified in Charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (949) 219-6767

Robin S. Yonis
Vice President and Investment Counsel of
Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and Address of Agent for Service)

Copies to:

Douglas P. Dick, Esq.
Dechert LLP
4675 MacArthur Court, Suite 1400
Newport Beach, CA 92660-1821

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pacific Funds

Supplement dated                     , 2006 to the
Pacific Funds Class A, B, and C Shares Prospectus Dated July 1, 2005
as Amended and Restated October 1, 2005 and the
Pacific Funds Class R Shares Prospectus Dated October 1, 2005, both as Supplemented

This supplement revises the Pacific Funds Class A, B and C Shares Prospectus dated July 1, 2005 and restated October 1, 2005 (“Class ABC Prospectus”) and the Pacific Funds Class R Shares Prospectus dated October 1, 2005 (“Class R Prospectus”), both as supplemented December 16, 2005 (each a “Prospectus”, together the “Prospectuses”) and restates information from the supplement to the Prospectuses dated February 3, 2006. The Prospectuses are hereby incorporated by reference in their entirety into this supplement, and are filed with the Securities and Exchange Commission under file numbers 333-61366 and 811-10385. The changes within this supplement are effective May 1, 2006, unless otherwise noted. This supplement must be preceded or accompanied by the applicable Prospectus. Remember to review the applicable Prospectus for other important information. All changes within this supplement apply to both of the Prospectuses unless otherwise noted.

Effective May 1, 2006, the PF Lazard International Value Fund has a new manager and a new name. Alliance Capital Management, L.P. (“AllianceBernstein”) is the new portfolio manager and the new fund name is PF AllianceBernstein International Value Fund (the “fund”). All references throughout the Prospectuses to the PF Lazard International Value Fund are now references to the PF AllianceBernstein International Value Fund.

The FUNDS AT A GLANCE section of the Class ABC Prospectus is amended to replace the information regarding the PF Lazard International Value Fund with the following:

FUND NAME	INVESTMENT GOAL	MAIN INVESTMENTS
PF AllianceBernstein International Value Fund	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.	Equity securities of large non-U.S. equity companies believed to be undervalued.

The HOW THE FUNDS PERFORMED section of each Prospectus is updated as applicable with the information that follows:

[TO BE UPDATED BY AMENDMENT]

Annual total returns

PF Portfolio Optimization Model A	PF Portfolio Optimization Model B
Class A return for the period 1/1/05 through 12/31/05: %	Class A return for the period 1/1/05 through 12/31/05: %

Best and worst quarters:	Best and worst quarters:

PF Portfolio Optimization Model C	PF Portfolio Optimization Model D
Class A return for the period 1/1/05 through 12/31/05: %	Class A return for the period 1/1/05 through 12/31/05: %

Best and worst quarters:	Best and worst quarters:

2

[TO BE UPDATED BY AMENDMENT]

PF Portfolio Optimization Model E	PF AllianceBernstein International Value
Class A return for the period 1/1/05 through 12/31/05: %	Class A return for the period 1/1/05 through 12/31/05: %

Best and worst quarters:	Best and worst quarters:

PF Goldman Sachs Short Duration Bond	PF Janus Growth LT

Class A return for the period 1/1/05 through 12/31/05: %	Class A return for the period 1/1/05 through 12/31/05: %

Best and worst quarters:	Best and worst quarters:

PF Lazard Mid-Cap Value	PF Loomis Sayles Large-Cap Growth (formerly called Blue Chip)
Class A return for the period 1/1/05 through 12/31/05: %	Class A return for the period 1/1/05 through 12/31/05: %

Best and worst quarters:	Best and worst quarters:

3

[TO BE UPDATED BY AMENDMENT]

PF MFS International Large-Cap	PF NB Fasciano Small Equity (formerly called Aggressive Growth)

Class A return for the period 1/1/05 through 12/31/05: %	Class A return for the period 1/1/05 through 12/31/05: %

Best and worst quarters:	Best and worst quarters:

PF PIMCO Managed Bond	PF PIMCO Inflation Managed

Class A return for the period 1/1/05 through 12/31/05: %	Class A return for the period 1/1/05 through 12/31/05: %

Best and worst quarters:	Best and worst quarters:

PF Pacific Life Money Market	PF Salomon Brothers Large-Cap Value
Class A return for the period 1/1/05 through 12/31/05: %	Class A return for the period 1/1/05 through 12/31/05: %

Best and worst quarters:	Best and worst quarters:

4

[TO BE UPDATED BY AMENDMENT]

PF Van Kampen Comstock	PF Van Kampen Mid-Cap Growth
Class A return for the period 1/1/05 through 12/31/05: %	Class A return for the period 1/1/05 through 12/31/05: %

Best and worst quarters:	Best and worst quarters:

PF Van Kampen Real Estate
Class A return for the period 1/1/05 through 12/31/05: %

Best and worst quarters:

The PF Oppenheimer Main Street® Core Fund and the PF Oppenheimer Emerging Markets Fund began operations on September 30, 2005. The Class A return for these funds for the period September 30, 2005 through December 31, 2005 was [ ]% and [ ]%, respectively.

5

Average annual total return – as of 12/31/05

[TO BE UPDATED BY AMENDMENT]

Fund Name	Return Before Taxes

	Class A		Class B		Class C

		Since		Since		Since
PF Portfolio Optimization Funds[1]	1-Year	Inception	1-Year	Inception	1-Year	Inception

Model A	%	%	%	%	%	%

Model B	%	%	%	%	%	%

Model C	%	%	%	%	%	%

Model D	%	%	%	%	%	%

Model E	%	%	%	%	%	%

	Asset		Since
Broad-Based Indices	Class	1-Year	Inception

Merrill Lynch 3-Month U.S. T-Bill Index[8]	Cash	%	%

Lehman Brothers Government/Credit Index[5]	Bonds	%	%

S&P 500 Index[6]	Domestic Stocks	%	%

MSCI EAFE Index[7]	International Stocks	%	%

[1]	The PF Portfolio Optimization Funds commenced operations on 12/31/03.

[2]	The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than return before taxes because the investor is assumed to be able to use the capital loss of the sale of fund shares to offset other taxable capital gains.

[3]	The indices have inherent performance advantages over the funds since they hold no cash and incur no expenses. An investor cannot invest directly in an index.

6

[TO BE UPDATED BY AMENDMENT]

Return After Taxes
Return After Taxes		on Distributions
on Distributions –		and Sale of Shares			Benchmark Index
Class A2		– Class A2			Performance[3]

	Since		Since			Since
1-Year	Inception	1-Year	Inception	Composite Benchmark Indices[4]	1-Year	Inception

%	%	%	%	Model A Composite Benchmark	%	%

%	%	%	%	Model B Composite Benchmark	%	%

%	%	%	%	Model C Composite Benchmark	%	%

%	%	%	%	Model D Composite Benchmark	%	%

%	%	%	%	Model E Composite Benchmark	%	%

[4]	The Composite Benchmark Indices are composed using the four broad-based indices shown in the above chart. The percentage amounts of each broad-based index within each composite benchmark index are based on each fund’s target asset class allocations in effect during the applicable period. The percentages attributed to a broad-based index within a composite index will change if a fund’s target asset class allocations change.

[5]	The Lehman Brothers Government/Credit Index is comprised of government and corporate fixed income securities. Results include reinvested dividends.

[6]	The S&P 500 Index is comprised of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[7]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is comprised of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

[8]	The Merrill Lynch 3-Month U.S. T-Bill Index, which is comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue, is the fund’s primary benchmark index. Results include reinvested dividends.

7

Average annual total return – as of 12/31/05

[TO BE UPDATED BY AMENDMENT]

Fund Name[1]	Return Before Taxes

	Class A			Class B			Class C

			Since			Since			Since
	1-Year	3-Years	Inception	1-Year	3-Years	Inception	1-Year	3-Years	Inception

PF AllianceBernstein[4] International Value	%	%	%	%	%	%	%	%	%

PF Goldman Sachs Short Duration Bond	%	N/A	%	%	N/A	%	%	N/A	%

PF Janus Growth LT	%	%	%	%	%	%	%	%	%

PF Lazard Mid-Cap Value	%	N/A	%	%	N/A	%	%	N/A	%

PF Loomis Sayles Large-Cap Growth	%	%	%	%	%	%	%	%	%

PF MFS International Large-Cap	%	%	%	%	%	%	%	%	%

PF NB Fasciano Small-Equity[10]	%	%	%	%	%	%	%	%	%

PF PIMCO Managed Bond	%	%	%	%	%	%	%	%	%

PF PIMCO Inflation Managed	%	%	%	%	%	%	%	%	%

PF Pacific Life Money Market	%	%	%	N/A	N/A	N/A	N/A	N/A	N/A

PF Salomon Brothers Large-Cap Value	%	%	%	%	%	%	%	%	%

PF Van Kampen Comstock[18]	%	%	%	%	%	%	%	%	%

PF Van Kampen Mid-Cap Growth[18]	%	%	%	%	%	%	%	%	%

PF Van Kampen Real Estate	%	N/A	%	%	N/A	%	%	N/A	%

[1]	All of the funds began operations on 10/01/01, except for the PF PIMCO Inflation Managed Fund, which began operations on 12/31/02, the PF Goldman Sachs Short Duration Bond Fund, which began operations on 12/31/03, the PF Lazard Mid-Cap Value and the PF Van Kampen Real Estate Funds, which began operations on 12/31/04 and the PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds which began operations on 9/30/05.

[2]	The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than return before taxes because the investor is assumed to be able to use the capital loss of the sale of fund shares to offset other taxable capital gains.

[3]	The indices have inherent performance advantages over the funds since they hold no cash and incur no expenses. An investor cannot invest directly in an index.

[4]	AllianceBernstein began managing the fund on 5/1/06 and some of its investment policies changed at that time. Another firm managed the fund before that date.

[5]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is comprised of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

[6]	The Merrill Lynch 1-3 Year Treasury Index is an index of U.S. Treasury issues that have maturities from one to three years. Results include reinvested dividends.

[7]	The S&P 500 Index is comprised of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends. The S&P 500 Index is the primary benchmark index for the PF Van Kampen Comstock Fund.

[8]	The Russell Midcap Index, an index of 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.

[9]	The Russell 1000 Growth Index, which is comprised of large companies that have high price-to-book ratios and forecasted growth values, is the fund’s primary benchmark index. Results include reinvested dividends.

[10]	Neuberger Berman began managing the fund on 10/1/05 and some of its investment policies and benchmark index changed at that time. Another firm managed the fund prior to that date.

8

[TO BE UPDATED BY AMENDMENT]

Return After Taxes on
Return After Taxes			Distributions			Benchmark	Benchmark Index
on Distributions – Class A2			and Sale of Shares – Class A2			Index(s)	Performance[3]

		Since			Since				Since
1-Year	3-Years	Inception	1-Year	3-Years	Inception		1-Year	3-Years	Inception

%	%	%	%	%	%	MSCI EAFE Index[5]	%	%	%

%	N/A	%	%	N/A	%	Merrill Lynch 1-3 Year Treasury Index[6]	%	N/A	%

%	%	%	%	%	%	S&P 500 Index[7]	%	%	%

%	N/A	%	%	N/A	%	Russell Midcap Index[8]	%	N/A	%

%	%	%	%	%	%	Russell 1000 Growth Index[9] S&P 500 Index[7]	%	%	%

%	%	%	%	%	%	MSCI EAFE Index[5]	%	%	%

%	%	%	%	%	%	Russell 2000 Index[11]	%	%	%
						Russell Midcap Growth Index[12]	%	%	%

%	%	%	%	%	%	Lehman Brothers Aggregate Bond Index[13]	%	%	%
						Lehman Brothers Government/Credit Index[14]	%	%	%

%	%	%	%	%	%	Lehman Brothers Global Real: U.S. TIPS Index[15]	%	%	%

N/A	N/A	N/A	N/A	N/A	N/A	Merrill Lynch 3-Month U.S. T-Bill Index[16]	%	%	%
						Lipper Money Market Funds Index[17]	%	%	%

%	%	%	%	%	%	S&P 500 Index[7]	%	%	%

%	%	%	%	%	%	S&P 500 Index[7] S&P 500/Barra Value Index[19]	%	%	%

%	%	%	%	%	%	Russell Midcap Growth Index[5]	%	%	%

%	N/A	%	%	N/A	%	NAREIT Equity Index[20]	%	N/A	%

[11]	The Russell 2000 Index, an index of the 2,000 smallest companies listed in the Russell 3000 Index, is the fund’s primary benchmark index. Results include reinvested dividends.
[12]	The Russell Midcap Growth Index is an index that measures the performance of those securities in the Russell Midcap Index with a higher than average growth forecast. Results include reinvested dividends.
[13]	The Lehman Brothers Aggregate Bond Index, an index made up of the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million, is the portfolio’s primary benchmark index. Results include reinvested dividends.
[14]	The Lehman Brothers Government/ Credit Index is comprised of government and corporate fixed income securities. Results include reinvested dividends.
[15]	The Lehman Brothers Global Real: U.S. TIPS Index is comprised of all outstanding Treasury inflation protected securities issued by the U.S. government. Results include reinvested dividends.
[16]	The Merrill Lynch 3-Month U.S. T-Bill Index, which is comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue, is the fund’s primary benchmark index. Results include reinvested dividends.
[17]	The Lipper Money Market Funds Index, an equal dollar weighted index of the 30 largest mutual funds within the money market fund classification as defined by Lipper. The Index is adjusted for the reinvestment of capital gains and income dividends.
[18]	Van Kampen began managing the fund on 5/1/03. Another firm managed the fund before that date.
[19]	The S&P 500/Barra Value Index, an index of stocks in the S&P 500 Index that have lower price-to-book ratios than the S&P 500/Barra Growth Index. Results include reinvested dividends.
[20]	The National Association Real Estate Investment Trusts (NAREIT) Equity Index, an index of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and NASDAQ. Results include reinvested dividends.

9

The ABOUT THE FUNDS section of the Class ABC Prospectus and the ABOUT THE UNDERLYING FUNDS section of the Class R Prospectus is updated to replace the PF Lazard International Value Fund information with following:

PF ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

(formerly called PF Lazard International Value Fund)

Investment goal – seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Main investments – invests primarily in a diversified portfolio of relatively large non-U.S. equity companies that the manager believes to be undervalued. In selecting investments for the fund, the manager uses its fundamental research to identify companies whose long-term earnings power they believe is not reflected in the current market price of their securities. The market capitalizations employed are those in the range of the companies represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index. As of December 31, 2005, the market capitalization range for the MSCI EAFE Index was between approximately $418 million and $222.5 million. The fund normally holds investments in a core group of 100-150 issuers.

The manager may use derivatives (such as options, futures contracts, forwards and swaps) for hedging purposes, as a substitute for securities, or to otherwise help achieve the fund’s investment goal. The manager may use foreign currency contracts such as forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Portfolio Manager – Alliance Capital Management L.P. (AllianceBernstein)
The following individuals are jointly and primarily responsible for the day-to-day management of the fund:
Sharon E. Fay, CFA, is an executive vice president of AllianceBernstein, chief investment officer of global value equities and senior portfolio manager. Ms. Fay is responsible for all portfolio management and research activities relating to international cross border and non-U.S. value investment portfolios of AllianceBernstein since 2003. Since 1999, Ms. Fay has been chief investment officer of AllianceBernstein’s U.K. and European value equities. Ms. Fay joined AllianceBernstein in 1990 as a research analyst in investment management and was promoted to senior portfolio manager in 1995. Prior to 1990, Ms. Fay served as a director of research at Bernard L. Madoff. She has a BA from Brown University and an MBA from Harvard University.
Kevin F. Simms, CFA, has been a senior vice president of AllianceBernstein and co-chief investment officer of international value equities and director of research for the international value and global value equities since 1998. Mr. Simms joined AllianceBernstein in 1992 as a research analyst and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining AllianceBernstein, Mr. Simms was a certified public accountant with PriceWaterhouseCoopers LLP for three years. He has a BA and a BS from Georgetown University and an MBA from Harvard University.
Henry S. D’Auria, CFA, is a senior vice president of AllianceBernstein, director of research and chief investment officer of the emerging markets value equities and co-chief investment officer of international value equities since 2003. From 2000 to 2002, he was director of research for AllianceBernstein’s emerging markets funds. From 1998 to 2002, he was director of research for AllianceBernstein’s global equities funds. Mr. D’Auria joined AllianceBernstein in 1991, where he was a research analyst until 1998. Before joining AllianceBernstein, Mr. D’Auria was a vice president and sell-side analyst at PaineWebber. He has a BA from Trinity College.

10

Giulio A. Martini, is a senior portfolio manager and senior vice president of AllianceBernstein. Mr. Martini was chief international economist from 1992 through 2003, at which time he assumed his current title. Prior to that, Mr. Martini served as a senior economist concentrating on U.S. research at AllianceBernstein from 1985 to 1992. Previously, Mr. Martini conducted economic research and taught at the Institute of Employment Policy at Boston University for three years. He has a BA from the University of Colorado and an MA from Boston University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

The ABOUT THE MANAGERS section of the Class ABC Prospectus is amended to add the following:

Alliance Capital Management L.P. – 1345 Avenue of the Americas, New York, NY 10105 Alliance Capital Management L.P. (AllianceBernstein) is a leading international investment adviser supervising client accounts with approximately $579 billion in assets under management as of December 31, 2005. As of December 31, 2005, AllianceBernstein managed retirement assets for many of the largest public and private employee benefit plans, public employee retirement funds, investment companies, and for foundations, endowments, banks and insurance companies worldwide. AllianceBernstein is a subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

The PERFORMANCE OF COMPARABLE ACCOUNTS section of the Class ABC Prospectus is amended to include the information presented on pages 12 thru 16 of this supplement and should be read in conjunction with the ABOUT THE COMPARABLE ACCOUNT PRESENTATIONS section on page 63 of the Class ABC Prospectus, which provides information about the similar account performance presentations by certain portfolio managers, including information about how the returns were calculated. Comparable account presentations relating to the applicable portfolio managers are provided because it is the fund manager that makes all investment decisions relating to the fund they manage.

11

The following is added:

The chart below does not show you the performance of the PF AllianceBernstein International Value Fund — it shows the performance of similar accounts managed by AllianceBernstein.

[TO BE UPDATED BY AMENDMENT]

This chart shows the historical performance of the AllianceBernstein International Value-Developed Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF AllianceBernstein International Value Fund. As of 12/31/05 the composite consisted of 44 advisory accounts.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the PF AllianceBernstein International Value Fund has performed or will perform. Total returns represent past performance of the composite and not the PF AllianceBernstein International Value Fund.

Annual total returns/ Average annual total returns for the periods ending December 31, 2005

	Composite of
	Similar Accounts	MSCI EAFE
Year/Period	(%)[1]	Index (%) [2]

2005	[ ]	[ ]
2004	24.45	20.25
2003	40.75	38.59
2002	(6.33)	(15.94)
2001	(13.49)	(21.44)
2000	(3.49)	(14.17)
1999	13.11	26.96
1998	12.37	20.00
1997	1.13	1.78
1996	11.22	6.05

1 year	[ ]	[ ]
5 years	[ ]	[ ]
10 years	[ ]	[ ]

[1]	This column shows performance after the highest advisory fees and other expenses charged to the accounts in the AllianceBernstein International Value — Developed Composite have been deducted. The PF AllianceBernstein International Value Fund’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, may not include custody fees or other expenses normally paid by mutual funds. If these were included, returns would be lower.

[2]	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an index of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

12

The following (pages 13-16) update and replace the existing PERFORMANCE OF COMPARABLE ACCOUNTS information in the Class ABC Prospectus as supplemented:

The chart below does not show you the performance of the PF Lazard Mid-Cap Value Fund — it shows the performance of a composite of similar accounts managed by Lazard.

[TO BE UPDATED BY AMENDMENT]

This chart shows the historical performance of the Lazard U.S. Mid Cap Equity Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Lazard Mid-Cap Value Fund. As of 12/31/05 the composite consisted of [     ] advisory accounts, including [     ] mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the PF Lazard Mid-Cap Value Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Lazard Mid-Cap Value Fund.

Annual total returns/Average annual total returns for the periods ending December 31, 2005

	Composite of	Russell Midcap
Year/Period	Similar Accounts (%) [1]	Index (%) [2]

2005	[ ]	[ ]
2004	25.50	20.22
2003	29.61	40.06
2002	(13.77)	(16.18)
2001	14.03	(5.62)
2000	25.50	8.25
1999	4.20	18.23
1998	2.66	10.09
1997	28.46	29.01
1996	24.67	19.00

1 year	[ ]	[ ]
5 years	[ ]	[ ]
10 years	[ ]	[ ]

[1]	This column shows performance after actual advisory fees and operating expenses charged to the accounts in the Lazard U.S. Mid Cap Equity Composite have been deducted. The PF Lazard Mid-Cap Value Fund’s fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. Unlike the shares of the PF Lazard Mid-Cap Value Fund, the mutual funds in the composite do not charge a sales load and returns would be lower if a sales load was reflected.

[2]	The Russell Midcap Index is an index of 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.

13

The chart below does not show you the performance of the PF Loomis Sayles Large-Cap Growth Fund — it shows the performance of a similar account managed by Loomis Sayles.

[TO BE UPDATED BY AMENDMENT]

This chart shows the historical performance of the Loomis Sayles Large-Cap Growth Composite managed by Loomis Sayles. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Loomis Sayles Large-Cap Growth Fund. As of 12/31/05, the composite consisted of [ ] advisory accounts, including [ ] mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the PF Loomis Sayles Large-Cap Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Loomis Sayles Large-Cap Growth Fund.

Annual total returns/ Average annual total returns for the periods ending December 31, 2005

	Comparable	Russell 1000	S&P 500
	Mutual Fund	Growth Index	Index
Year/Period	(%) [1]	(%) [2]	(%) [3]

2005	[ ]	[ ]	[ ]
2004	15.62	6.30	10.87
2003	32.17	29.75	28.67
2002	(23.09)	(27.88)	(22.09)
2001	(24.76)	(20.42)	(11.88)
2000	(16.22)	(22.42)	(9.11)
1999	42.18	33.16	21.04
1998	12.58	38.71	28.58
1997	24.21	30.49	33.36
1996	19.94	23.12	22.96

1 year	[ ]	[ ]	[ ]
5 years	[ ]	[ ]	[ ]
10 years	[ ]	[ ]	[ ]

[1]	This column shows performance after the actual advisory fees and other expenses, which includes fees and expenses normally paid by mutual funds, charged to the accounts in the Loomis Sayles Large-Cap Growth Composite have been deducted. For the accounts other than the mutual funds, the PF Loomis Sayles Large-Cap Growth Fund’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than the mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transactions costs, but may not include custody fees or other expenses normally paid by mutual funds. If these were included, returns would be lower. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sale loads were reflected, the average annual returns for the one, five and 10 year periods ending 12/31/05 would have been [ ]%, [ ]%, and [ ]%, respectively.

[2]	The Russell 1000 Growth Index is an index of large companies that have high price-to-book ratios and forecasted growth values. Results include reinvested dividends.

[3]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

14

The chart below does not show you the performance of the PF NB Fasciano Small Equity Fund — it shows the performance of a similar account managed by Neuberger Berman.

[TO BE UPDATED BY AMENDMENT]

This chart shows the historical performance of the Investor Class shares of the Neuberger Berman Fasciano Fund managed by Neuberger Berman. The annual total returns and average annual total returns for the periods prior to March 24, 2001 are those of Neuberger Berman Fasciano Fund’s predecessor, Fasciano Fund, Inc. The comparable mutual fund presented in the chart has investment policies and strategies that are substantially similar to those of the PF NB Fasciano Small Equity Fund.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the PF NB Fasciano Small Equity Fund has performed or will perform. Total returns represent past performance of the Investor Class shares of the comparable mutual fund and not the PF NB Fasciano Small Equity Fund.

Annual total returns/ Average annual total returns for the periods ending December 31, 2005

	Comparable
	Mutual Fund	Russell 2000
Year/Period	(%) [1]	Index (%) [2]

2005	[ ]	[ ]
2004	12.55	18.33
2003	29.72	47.25
2002	(8.67)	(20.48)
2001	4.46	2.49
2000	1.70	(3.02)
1999	6.16	21.26
1998	7.19	(2.55)
1997	21.51	22.36
1996	26.54	16.49

1 year	[ ]	[ ]
5 years	[ ]	[ ]
10 years	[ ]	[ ]

[1]	This column shows performance (calculated in accordance with SEC standards) of the Neuberger Berman Fasciano Fund after the Investor Class advisory fees and operating expenses have been deducted, including custody fees and other expenses normally paid by mutual funds and which the PF NB Fasciano Small Equity Fund will pay. The PF NB Fasciano Small Equity Fund’s fees and expenses may be higher than those reflected for the comparable fund, which would reduce performance. Unlike the shares of the PF NB Fasciano Small Equity Fund, the mutual fund in the composite does not charge a sales load and returns would be lower if a sales load was reflected.

[2]	The Russell 2000 Index, an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.

15

The chart below does not show you the performance of the PF Van Kampen Real Estate Fund — it shows the performance of a composite of similar accounts managed by Van Kampen.

[TO BE UPDATED BY AMENDMENT]

This chart shows the historical performance of the Van Kampen Real Estate Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Van Kampen Real Estate Fund. As of 12/31/05 the composite consisted of [     ] advisory accounts.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the PF Van Kampen Real Estate Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Van Kampen Real Estate Fund.

Annual total returns/Average annual total returns for the periods ending December 31, 2005

	Composite of	NAREIT Equity
Year/Period	Similar Accounts (%) [1]	Index [2]

2005	[ ]	[ ]
2004	38.87	31.58
2003	38.91	37.13
2002	0.43	3.82
2001	8.70	13.93
2000	32.32	26.36
1999	(0.78)	(4.62)
1998	(11.11)	(17.50)
1997	26.13	20.29
1996	40.41	35.25

1 year	[ ]	[ ]
5 years	[ ]	[ ]
10 years	[ ]	[ ]

[1]	This column shows performance after actual advisory fees and operating expenses charged to the accounts in the Van Kampen Real Estate Composite have been deducted. The PF Van Kampen Real Estate Fund’s fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but does not include custody fees or other expenses normally paid by mutual funds or their shareholders, including sales loads. If these expenses were included, returns would be lower.

[2]	The North American Real Estate Investment Trust (NAREIT) Equity Index is an index that consists of all equity Real Estate Investment Trusts (REITs) that currently trade on the New York Stock Exchange, the NASDQ National Market System and the American Stock Exchange. An equity REIT is a REIT which owns, or has an “equity interest” in rental real estate (rather than making loans secured by real estate collateral). Results include reinvested dividends.

OTHER CHANGES TO PACIFIC FUNDS:

Effective February 3, 2006, the ABOUT THE FUNDS section of the Class ABC Prospectus and the ABOUT THE UNDERLYING FUNDS section of the Class R Prospectus under the PF Goldman Sachs Short Duration Bond Fund sub-section are amended to add the following:

This portfolio may invest up to 25% of its assets in corporate bonds, including credit default swaps.

16

Pacific Funds

Supplement dated             , 2006 to the
Statement of Additional Information for Pacific Funds
Dated July 1, 2005, as amended and restated January 1, 2006

      This supplement revises the Pacific Funds’ Statement of Additional Information (“SAI”) dated July 1, 2005, as amended and restated January 1, 2006. The changes within this supplement are effective May 1, 2006 unless otherwise noted. This supplement must be preceded or accompanied by the Pacific Funds SAI. Remember to review the SAI for other important information. The SAI is hereby incorporated by reference in its entirety into this Supplement, and is filed with the Securities and Exchange Commission under file numbers 333-61366 and 811-10385.

      The PF Lazard International Value Fund has been renamed the PF AllianceBernstein International Value Fund. Accordingly, all references in the current SAI to the PF Lazard International Value Fund are now references to the PF AllianceBernstein International Value Fund effective May 1, 2006.

      The following information replaces the PF Lazard International Value Fund information under the section ADDITIONAL INVESTMENT POLICIES OF PACIFIC FUNDS:

PF AllianceBernstein International Value Fund

      In addition to the investment policies and techniques described in the Prospectus, the fund may invest up to 5% of its assets in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The fund may also invest in: convertible securities; depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”); rights and warrants; instruments of supranational entities denominated in foreign currencies; securities of multinational companies; and semi-governmental securities; nonconvertible fixed income securities denominated in foreign currencies; firm commitment agreements which may include purchases on a when-issued basis, purchases or sales on a delayed delivery basis; small-capitalization stocks; variable and floating rate securities; U.S. government securities; bank obligations; futures contracts and options on futures contracts with respect to securities, indices, and currencies; currency swaps and forward currency exchange contracts; and repurchase agreements. The fund’s investments in convertible securities are not subject to the limitations described in the section “Bank Obligations.” The fund may engage in foreign currency transactions, purchase securities on margin, and engage in short sales, and short sales against the box.

      The fund may also purchase and sell financial futures contracts, stock index futures contracts, securities futures contracts and foreign currency futures contracts and options thereon. The fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies and stock indexes. The fund may also invest in U.S. dollar-denominated corporate debt securities of domestic issuers and foreign issuers, and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix.

      The following information replaces the two paragraphs above the schedule and the schedule related to PF Lazard Mid-Cap Value and PF Lazard International Value Funds found under the section ORGANIZATION AND MANAGEMENT OF THE FUND — Fund Management Agreements:

      Pursuant to a Fund Management Agreement among the fund, the Adviser, and Alliance Capital Management, L.P. (“AllianceBernstein”’), 1345 Avenue of the Americas, New York, NY 10105, AllianceBernstein is the Manager and provides investment advisory services to the PF AllianceBernstein International Value Fund.

      Effective May 1, 2006, for the services provided, Pacific Life pays a monthly fee to AllianceBernstein based on an annual percentage of the average daily net assets of the PF AllianceBernstein International Value Fund according to the following schedule:

PF AllianceBernstein International Value Fund

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      Effective May 1, 2006, when determining the break point rate, the combined average daily net assets of the PF AllianceBernstein International Value Fund and the International Value Portfolio of Pacific Select Fund are aggregated.

      Alliance Capital Management, L.P. — AllianceBernstein is a leading international investment adviser supervising client accounts with assets as of December 31, 2005 totaling approximately $[           ] billion (of which approximately $[          ] billion represented assets of investment companies). AllianceBernstein is a subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

      From October 1, 2001 through April 30, 2006, pursuant to a Fund Management Agreement among the Fund, the Adviser, and Lazard Asset Management LLC (“Lazard”), Lazard served as manager for the PF AllianceBernstein International Value Fund. For the services provided for the period December 31, 2004 through April 30, 2006, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PF AllianceBernstein International Value Fund, according to the following schedule:

PF AllianceBernstein International Value Fund

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      When determining the break point rates, the combined average daily net assets of the PF Lazard Mid-Cap Value Fund and PF AllianceBernstein International Value Fund, and the Mid-Cap Value and International Value Portfolios of the Pacific Select Fund were aggregated.

      Effective May 1, 2006, for the services provided, Pacific Life pays a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PF Lazard Mid-Cap Value Fund according to the following schedule:

PF Lazard Mid-Cap Value Fund

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      Effective May 1, 2006, when determining the break point rates, the combined average daily net assets of the PF Lazard Mid-Cap Value Fund and the Mid-Cap Value Portfolio of the Pacific Select Fund are aggregated.

      For the services provided for the period of December 31, 2004 through April 30, 2006, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PF Lazard Mid-Cap Value Fund, according to the following schedule:

PF Lazard Mid-Cap Value Fund

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      When determining the break point rates, the combined average daily net assets of the PF Lazard Mid-Cap Value Fund and PF Lazard International Value Fund, and the Mid-Cap Value Portfolio and International Value Portfolio of the Pacific Select Fund were aggregated.

      The following information is added under the section ADDITIONAL INFORMATION ABOUT THE FUND MANAGERS:

Compensation Structures and Methods

Alliance Capital Management, L.P.

      Alliance Capital Management, L.P.’s (“AllianceBernstein”) compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for their clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

      Fixed base salary: This is generally the smallest portion of compensation. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and is not particularly sensitive to performance.

      Discretionary incentive compensation — annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices) and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specific level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/ business development efforts and client servicing; seniority/ length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

      Discretionary incentive compensation — awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernsteins’ publicly traded equity securities.

      Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Other Accounts Managed

      The following table reflects information regarding accounts other than the fund for which each manager has day-to-day management responsibilities. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), this information will be reflected in a separate table below. Information is shown as of the December 31, 2005.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

International Value
Sharon E. Fay	36	$9,797,323,963	86	$4,582,118,380	368	$50,290,527,088
Kevin F. Simms	31	$8,820,666,649	86	$4,837,624,571	330	$42,133,383,217
Henry S. D’Auria	36	$10,689,324,063	86	$5,458,031,220	344	$45,234,340,568
Giulio A. Martini	31	$8,820,666,649	84	$4,172,481,130	330	$42,133,383,217

      The following table reflects information regarding accounts other than the fund for which each portfolio manager has day-to-day management responsibilities with respect to which the advisory fee is based on performance-based fees. Information is shown as of December 31, 2005.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

International Value
Sharon E. Fay	None	N/A	None	N/A	44	$7,828,375,202
Kevin S. Simms	None	N/A	2	$565,536,496	26	$2,805,058,641
Henry S. D’Auria	None	N/A	1	$67,890,602	32	$4,386,504,996
Giulio A. Martini	None	N/A	None	N/A	26	$2,805,058,641

Material Conflicts of Interest

Alliance Capital Management, L.P.

      AllianceBernstein acknowledges that conflicts of interest are inherent in their business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitors to ensure that all clients are treated equitably.

      Employee Personal Trading: AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest that may arise when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

      Managing Multiple Accounts for Multiple Clients: AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

      Allocating Investment Opportunities: AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

      To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommen-

dations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

      The following information is added under the section OTHER INFORMATION — Proxy Voting Policies and Procedures:

Alliance Capital Management, L.P. (“AllianceBernstein”)

      AllianceBernstein has a fiduciary duty to act solely in the best interests of their clients. AllianceBernstein recognizes that this duty requires them to vote client securities in a timely manner and make voting decisions that are in the best interests of their clients. Consistent with these obligations, AllianceBernstein will disclose our clients’ voting record only to them and as required by mutual fund vote disclosure regulations. Additionally, the proxy committee may choose to respond to surveys regarding past votes.

Proxy Policies

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in AllianceBernstein’s clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, AllianceBernstein will apply the following general policies:

      Corporate Governance: AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. AllianceBernstein favors proposals promoting transparency and accountability within a company. AllianceBernstein will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. AllianceBernstein also supports the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

      Elections of Directors: Unless there is a proxy fight for seats on the Board or AllianceBernstein determines that there are other compelling reasons for withholding votes for directors, it will vote in favor of the management proposed slate of directors. That said, AllianceBernstein believes that directors have a duty to respond to shareholder actions that have received significant shareholder support. AllianceBernstein may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, AllianceBernstein will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, AllianceBernstein may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

      Appointment of Auditors: AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, AllianceBernstein recognizes that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. While will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, AllianceBernstein may vote against the appointment of auditors if the fees for non-audit related services in excess of 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

      Changes in Legal and Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, AllianceBernstein will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, AllianceBernstein will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. AllianceBernstein will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of antitakeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

      Corporate Restructurings, Mergers and Acquisitions: AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, AllianceBernstein will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

      Proposals Affecting Shareholder Rights: AllianceBernstein believes that certain fundamental rights of shareholders must be protected. AllianceBernstein will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals AllianceBernstein will weigh the financial impact of the proposal against the impairment of shareholder rights.

      Anti-Takeover Measures: AllianceBernstein believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. AllianceBernstein will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, AllianceBernstein supports proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, AllianceBernstein will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. AllianceBernstein will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans and will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

      Executive Compensation: AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, AllianceBernstein will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. AllianceBernstein will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. Additionally, AllianceBernstein will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. AllianceBernstein will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, AllianceBernstein will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

      Social and Corporate Responsibility: AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value and will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. AllianceBernstein may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures and Voting Committees

      AllianceBernstein’s growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how AllianceBernstein should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

      AllianceBernstein recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer whose retirement plan is managed or administered by AllianceBernstein, who distributes AllianceBernstein sponsored mutual funds, or has another business or personal relationship that may affect how to vote on the issuer’s proxy. Similarly, there may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. AllianceBernstein believes that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only the clients’ best interests in mind. That said, AllianceBernstein has implemented additional procedures to ensure that their votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and their employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which AllianceBernstein will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how AllianceBernstein intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing their proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests.

      Because under certain circumstances, AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of the clients.

Proxies of Certain Non-U.S. Issuers

      Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. AllianceBernstein may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required AllianceBernstein may abstain from voting those shares.

      In addition, voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing Alliance’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which they have proxy voting authority, in the case of non-U.S. issuers, they vote proxies on a best effort basis.

      The following information replaces the OTHER INFORMATION — Proxy Voting Policies and Procedures section for Lazard Asset Management LLC, MFS Investment Management, OppenheimerFunds, Inc., Salomon Brothers Asset Management Inc. and VanKampen.

Lazard Asset Management LLC

(PF Lazard Mid-Cap Value Fund)

A.     Introduction

      As a fiduciary, Lazard Asset Management LLC (“Lazard”) is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interest, and within the framework of that Policy.

      Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

B.     Administration and Implementation of Proxy Voting Process

      Lazard’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

      Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with Lazard’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

C.     Types of Proposals

      Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard’s Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.

D.     Conflicts of Interest

      Lazard’s Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard generally defers to the recommendation provided by an independent source, Institutional Shareholder Services (“ISS”). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS’s thorough analysis and recommendation designed to further long-term shareholder value. However, Lazard will only defer to ISS’s recommendation after having received a written representation by ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

MFS Investment Management

(PF MFS International Large-Cap Fund)

      Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS’ proxy and voting policies.

A.     Voting Guidelines

1. General Policy; Potential Conflicts of Interest

      MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by

MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that — guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

B.     Administrative Procedures

1. MFS Proxy Review Group

      The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a.	Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

c.	Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2. Potential Conflicts of Interest

      The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c.	If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to the MFS’ Conflicts Officer.

      The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

3. Gathering Proxies

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

      MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

4. Analyzing Proxies

      After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

      Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under “Voting Guidelines,” and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

      As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

      As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.     Monitoring System

      It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

      When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding

1 Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.
2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS’ clients.

that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.     Records Retention

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.     Reports

All MFS Advisory Clients

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

      Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

OppenheimerFunds, Inc.

(PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds)

      These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

A.     Funds for which OFI has Proxy Voting Responsibility

      OFI Funds. Each Board of Directors/ Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

      Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

      Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

      The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and

Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.     Proxy Voting Committee

      OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

      The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.

      The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

      The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.     Administration and Voting of Portfolio Proxies

          1.     Fiduciary Duty and Objective

      As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

      In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

          2.     Proxy Voting Agent

      On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

      In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

          3.     Material Conflicts of Interest

      OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

      OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

•	If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•	If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•	If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

          4.     Certain Foreign Securities

      Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

          5.     Securities Lending Programs

      The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

      If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

          6.     Shares of Registered Investment Companies (Fund of Funds)

      Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.     Fund Board Reports and Recordkeeping

      OFI will prepare periodic reports for submission to the Board describing:

•	any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

      In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

      OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.     Amendments to these Procedures

      In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.     Proxy Voting Guidelines

      The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

APPENDIX A

OppenheimerFunds Portfolio Proxy Voting Guidelines

1.   OPERATIONAL ITEMS

      1.1 Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

      1.2 Amend Minor Bylaws.

•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

      1.3 Change Company Name.

•	Vote WITH Management

      1.4 Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

      1.5 Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

          AUDITORS

      1.6 Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive.

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0 THE BOARD OF DIRECTORS

      2.1 Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	Composition of the board and key board committees

•	Attendance at board meetings

•	Corporate governance provisions and takeover activity

•	Long-term company performance relative to a market index

•	Directors’ investment in the company

•	Whether the chairman is also serving as CEO

•	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75% of the board and committee meetings without a valid excuse.

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares.

•	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

•	Are audit committee members; and the non-audit fees paid to the auditor are excessive.

•	Enacted egregious corporate governance policies or failed to replace management as appropriate.

•	Are inside directors or affiliated outside directors; and the full board is less than majority independent.

•	Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

•	Sit on more than six public company boards.

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):

•	If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

•	If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

      2.2 Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

      2.3 Classification/ Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

      2.4 Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

      2.5 Require Majority Vote for Approval of Directors

•	Vote AGAINST proposal to require majority vote approval for election of directors

      2.6   Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•	Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

      2.7 Establish/ Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

      2.8 Filling Vacancies/ Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

      2.9 Independent Chairman (Separate Chairman/CEO)

•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

•	Two-thirds independent board

•	All-independent key committees

•	Established governance guidelines

•	The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

      2.10   Majority of Independent Directors/ Establishment of Committees

•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

      2.11 Open Access

•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

      2.12 Stock Ownership Requirements

•	Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/ retention ratio already in place and the actual ownership level of executives.

      2.13 Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

      3.1 Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	Long-term financial performance of the target company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership position

      3.2 Reimbursing Proxy Solicitation Expenses

•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

      3.3 Confidential Voting

•	Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

•	If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

      4.1  Advance Notice Requirements for Shareholder Proposals/ Nominations.

•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

      4.2 Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

      4.3 Poison Pills

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

      4.4 Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

      4.5 Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

      4.6 Establish Shareholder Advisory Committee

•	Vote WITH Management

      4.7 Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

      5.1 Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

      5.2 Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Non-completion risk

      5.3 Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	Impact on the balance sheet/ working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest

      5.4 Bundled Proposals

•	Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

      5.5 Conversion of Securities

•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6	Corporate Reorganization/Debt Restructuring/ Prepackaged Bankruptcy Plans/ Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

•	Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      5.7 Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

•	Adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs and Minority Squeezeouts)

•	Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	Offer price/ premium

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interests

•	Other alternatives/ offers considered

•	Non-completion risk

      5.9 Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/ business contributed

•	Percentage of ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

      5.10 Liquidations

•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

      5.11 Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price (premium or discount)

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

      5.12 Private Placements/ Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

      5.13 Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure

      5.14 Value Maximization Proposals

•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

      5.15 Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0 STATE OF INCORPORATION

      6.1 Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

      6.2 Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

      6.3 Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

      6.4 Fair Price Provisions

•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

      6.5 Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

      6.6 Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      6.7 Reincorporation Proposals

•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

      6.8 Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

      6.9 State Anti-takeover Statutes

•	Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

      7.1 Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

      7.2 Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•	Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

      7.3 Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

      7.4 Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

      7.5 Preemptive Rights

•	Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

      7.6 Preferred Stock

•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•	Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•	Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

      7.7 Pledge of Assets for Debt (Generally Foreign Issuers)

•	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

      7.8 Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

      7.9 Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

      7.10 Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      7.11 Stock Distributions: Splits and Dividends

•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

      7.12 Tracking Stock

•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

      8.1 Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•	In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one-and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

      8.2 Director Compensation

Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

      8.3 Bonus for Retiring Director

•	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

      8.4 Cash Bonus Plan

•	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

      8.5 Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

•	Vote FOR plans which do not

      8.6 Director Retirement Plans

•	Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

•	Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

      8.7 Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

      8.8 Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is 27 months or less

•	The number of shares allocated to the plan is 10% or less of the outstanding shares

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is greater than 27 months

•	The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

      8.10 Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

      8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote WITH MANAGEMENT

      8.12 401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

      8.13   Shareholder Proposals Regarding Executive and Director Pay

•	Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.

•	Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

      8.14 Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

      8.15 Golden Parachutes and Executive Severance Agreements

•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control management

•	The amount should not exceed three times base salary plus guaranteed benefits

      8.16 Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/ compensation.

      8.17 Supplemental Executive Retirement Plans (SERPs)

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

      In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

Salomon Brothers Asset Management Inc

(PF Salomon Large-Cap Value Fund)

      The Board of Directors of each Fund has delegated the authority to develop policies and procedures relating to proxy voting to Salomon Brothers Asset Management Inc (the “Investment Manager”). The Investment Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Legg Mason, Inc. (“Legg Mason”). Along with the other investment advisers that comprise CAM, the Investment Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that it votes proxies relating to equity securities in the best interest of clients.

      In voting proxies, the Investment Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Investment Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Investment Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Investment Manager of its responsibility for the proxy vote.

      In the case of a proxy issue for which there is a stated position in the Policies, the Investment Manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

      In furtherance of the Investment Manager’s goal to vote proxies in the best interest of clients, the Investment Manager follows procedures designed to identify and address material conflicts that may arise between the Investment Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Investment Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Investment Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Investment Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Investment Manager in voting proxies. The Investment Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which the Investment Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM or the Investment Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Investment Manager decides to vote a proxy, the Investment Manager generally takes the position that non-CAM relationships between Legg Mason and an issuer do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Investment Manager is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between the Investment Manager and certain other Legg Mason business units.

      CAM maintains a Proxy Voting Committee, of which the Investment Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Investment Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Investment Manager’s decision-making in voting proxies.

      If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Investment Manager may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

Van Kampen

(PF Van Kampen Comstock, PF Van Kampen Mid-Cap Growth and PF Van Kampen Real Estate Funds)

I.     Policy Statement

      Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

      Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. AN MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

      Proxy Research Services — Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

      While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

      Voting Proxies for Certain Non-U.S. Companies — While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent an MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes;

(iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-U.S. proxies.

II.     General Proxy Voting Guidelines

      To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. AN MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III.     Guidelines

A.     Corporate Governance Matters. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i.	General.

1.	Generally, routine management proposals will be supported. The following are examples of routine management proposals:

•	Approval of financial statements, director and auditor reports.

•	General updating/corrective amendments to the charter.

•	Proposals related to the conduct of the annual meeting, except those proposals that relate to the “transaction of such other business which may come before the meeting.”

2.	Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

3.	Proposals requiring confidential voting and independent tabulation of voting results will be supported.

4.	Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

5.	Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

6.	Proposals to require the company to expense stock options will be supported.

7.	Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

8.	Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

9.	Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

1.	The following proposals generally will be supported:

•	Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

2.	Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

(a)	If a company’s board is not comprised of a majority of disinterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

(b)	If a nominee who is interested is standing for election as a member of the company’s compensation, nominating or audit committees;

(c)	A direct conflict exists between the interests of the nominee and the public shareholders;

(d)	Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

(e)	A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

(f)	A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii.	Auditors

1.	Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

2.	Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

3.	Proposals to indemnify auditors will not be supported.

iv.	Anti-Takeover Matters

1.	Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

2.	Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3.	Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B.       Capitalization changes. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	The following proposals generally will be supported:

•	Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

2.	The following proposals generally will not be supported (notwithstanding management support).

•	Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

C.     Compensation. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	The following proposals generally will be supported:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

4.	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

D.     Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

2.	Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.                Items to be reviewed by the Proxy Review Committee

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

i.	Corporate Transactions

•	Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers’ research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

ii.	Compensation

•	Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

•	Proposals relating to Executive/ Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider’s recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider’s threshold.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

iii.	Other

•	Proposals for higher dividend payouts.

•	Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

•	Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund’s Board of Directors/ Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund’s Board of Directors/ Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

•	Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

•	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV. Administration of Policy

A.	Proxy Review Committee

1.	The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

(a)	The Committee, which is appointed by MSIM’s Chief Investment Officer (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s Policy and determining how MSIM will vote proxies on an ongoing basis.

(b)	The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

(c)	The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)	The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

(e)	In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)	The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)	The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.	Identification of Material Conflicts of Interest

1.	If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

2.	A material conflict of interest could exist in the following situations, among others:

(a)	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b)	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c)	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.	Proxy Voting Reports

(a)	MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b)	MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.

PACIFIC FUNDS

Part C: OTHER INFORMATION

     Item 23. Exhibits

(a)(1)(a)	Amended and Restated Declaration of Trust[3]

(b)	Instrument amending Declaration of Trust (Putnam Investment Management LLC (Putnam) funds)[7]

(c)	Instrument amending Declaration of Trust (Pacific Investment Management Company LLC (PIMCO) fund)[10]

(d)	Instrument amending Declaration of Trust (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[17]

(e)	Instrument amending Declaration of Trust (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Instrument amending Declaration of Trust (PF Oppenheimer Main Street Core® Fund and PF Oppenheimer Emerging Markets Fund)[21]

(a)(2)(a)	Certificate of Trust[1]

(b)	By-Laws[24]

(c)	Certificates for Shares will not be issued. Articles III, V and VI of the Declaration of Trust and Article II of the By—Laws define the rights of holders of the Shares[7]

(d)(1)(a)	Investment Advisory Agreement[3]

(b)	Addendum to Investment Advisory Agreement (Putnam funds)[7]

(c)	Addendum to Investment Advisory Agreement (PIMCO fund)[10]

(d)	Addendum to Investment Advisory Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Investment Advisory Agreement (PF Lazard Mid—Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Investment Advisory Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF Fasciano Small Equity Fund)[21]

(g)	Addendum to Investment Advisory Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(h)	Addendum to Investment Advisory Agreement (PF AllianceBernstein International Value Fund), filed herewith

(d)(2)	No longer applicable

(d)(3)	No longer applicable

(d)(4)(a)	Fund Management Agreement—Janus Capital Management LLC (Janus)[8]

(b)	Addendum to Fund Management Agreement—Janus[8]

(c)	Addendum to Fund Management Agreement—Janus[20]

(d)(5)(a)	Fund Management Agreement—PIMCO[3]

(b)	Fee Schedule to Fund Management Agreement—PIMCO[14]

(c)	Addendum to Fund Management Agreement—PIMCO[20]

(d)	Addendum to Fund Management Agreement— PIMCO[24]

(d)(6)(a)	Fund Management Agreement—Salomon Brothers Asset Management Inc (Salomon)[6]

(b)	Addendum to Fund Management Agreement—Salomon[20]

(c)	Form of Fund Management Agreement—Salomon[22]

(d)(7)(a)	Fund Management Agreement—Lazard Asset Management (Lazard)[3]

(b)	Addendum to Fund Management Agreement—Lazard[14]

(c)	Addendum to Fund Management Agreement—Lazard[19]

(d)	Addendum and Fee Schedule to Fund Management Agreement—Lazard[20]

(e)	Notice of and Consent to Assignment of Sub-Advisory Agreement—Lazard[20]

(f)	Agreement Regarding Continuation of Sub-Advisory Agreements—Lazard[20]

(d)(8)(a)	Fund Management Agreement—MFS Investment Management[4]

(b)	Addendum to Fund Management Agreement—MFS[16]

(c)	Addendum to Fund Management Agreement[24]

(d)(9)	No longer applicable

(d)(10)(a)	Fund Management Agreement—Van Kampen[13]

(b)	Addendum to Fund Management Agreement—Van Kampen[19]

(d)(11)	Fund Management Agreement—Goldman Sachs Asset Management, L.P. (Goldman Sachs) [16]

(d)(12)	Fund Management Agreement—Neuberger Berman Management, Inc. (Neuberger)[22]

(d)(13)	Fund Management Agreement—Oppenheimer Funds, Inc. (Oppenheimer)[22]

(d)(14)	Fund Management Agreement—Loomis Sayles & Company L.P. (Loomis Sayles), filed herewith

(d)(15)	Form of Fund Management Agreement—Alliance Capital Management, L.P. (AllianceBernstein), filed herewith

(e)(1)(a)	Distribution Agreement[3]

(b)	Addendum to Distribution Agreement (Putnam funds)[7]

(c)	Addendum to Distribution Agreement (PIMCO fund)[10]

(d)	Addendum to Distribution Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Distribution Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Distribution Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund) [21]

(g)	Addendum to Distribution Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(h)	Addendum to Distribution Agreement (PF AllianceBernstein International Value Fund), filed herewith

(e)(2)(a)	Form of Selling Group Agreement[3]

(b)	Amended Schedule A to Form of Selling Group Agreement (Putnam funds)[7]

(c)	Amended Schedule A to Form of Selling Group Agreement (PIMCO fund)[10]

(d)	Amended Schedule A to Form of Selling Group Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[14]

(f)(1)(a)	Deferred Compensation Plan[9]

(b)	Deferred Compensation Plan 2005[22]

(g)(1)(a)	Custodian Agreement[6]

(b)	Addendum to Custodian Agreement (Putnam funds)[7]

(c)	Addendum to Custodian Agreement (PIMCO fund)[10]

(d)	Addendum to Custodian Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Custodian Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[20]

(f)	Addendum to Custodian Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund), filed herewith

(g)	Addendum to Custodian Agreement (PF Loomis Sayles Large-Cap Growth Fund), filed herewith

(h)	Form of Addendum to Custodian Agreement (PF AllianceBernstein International Value Fund), filed herewith

(g)(2)	Foreign Custody Manager Agreement[6]

(h)(1)(a)	Transfer Agency Agreement[6]

(b)	Addendum to Transfer Agency Agreement (Putnam funds)[7]

(c)	Addendum to Transfer Agency Agreement (AML)[9]

(d)	Addendum to Transfer Agency Agreement (529 Plan)[9]

(e)	Addendum to Transfer Agency Agreement (PIMCO fund)[10]

(f)	Addendum to Transfer Agency Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(g)	Addendum to Transfer Agency Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(h)	Addendum to Transfer Agency Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[21]

(i)	Addendum to Transfer Agency Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(j)	Form of Addendum to Transfer Agency Agreement (PF AllianceBernstein International Value Fund), filed herewith

(h)(2)(a)	Administration and Shareholder Services Agreement[3]

(b)	Addendum to Administration and Shareholder Services Agreement (Putnam funds)[7]

(c)	Addendum to Administration and Shareholder Services Agreement (PIMCO fund)[10]

(d)	Addendum to Administration and Shareholder Services Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Administration and Shareholder Services Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Administration and Shareholder Services Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[22]

(g)	Addendum to Administration and Shareholder Services Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(h)	Addendum to Administration and Shareholder Services Agreement (PL AllianceBernstein International Value Fund), filed herewith

(h)(3)(a)	Expense Limitation Agreement[3]

(b)	Addendum to Expense Limitation Agreement (Putnam funds)[7]

(c)	Addendum to Expense Limitation Agreement (Money Market Fund)[9]

(d)	Addendum to Expense Limitation Agreement (PIMCO fund)[10]

(e)	Addendum to Expense Limitation Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(f)	Addendum to Expense Limitation Agreement (renewal)[16]

(g)	Addendum to Expense Limitation Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(h)	Addendum to Expense Limitation Agreement[20]

(i)	Addendum to Expense Limitation Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund[21]

(j)	Addendum to Expense Limitation Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(k)	Form of Addendum to Expense Limitation Agreement (PF AllianceBernstein International Value Fund), filed herewith

(h)(4)(a)	Sub-Administration and Accounting Services Agreement[3]

(b)	Addendum to Sub-Administration and Accounting Services Agreement (Putnam funds)[7]

(c)	Addendum to Sub-Administration and Accounting Services Agreement (PIMCO fund)[10]

(d)	Addendum to Sub-Administration and Accounting Services Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund) [16]

(e)	Addendum to Sub-Administration and Accounting Services Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Sub-Administration and Accounting Services Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund[21]

(g)	Addendum to Sub-Administration and Accounting Services Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(h)	Form of Addendum to Sub-Administration and Accounting Services Agreement (PF AllianceBernstein International Value Fund), filed herewith

(i)	Opinion and Consent of Counsel[5]

(j)	Consent of Independent Registered Public Accounting Firm[24]

(k)	Not Applicable

(l)(1)	Purchase Agreement[3]

(l)(2)	Purchase Agreement (Inflation Managed Fund)[13]

(l)(3)	Purchase Agreement (Equity Income Fund)[13]

(l)(4)	Purchase Agreement (Research Fund)[13]

(m)(1)(a)	Class A Distribution and Service Plan[3]

(b)	Amended Schedule A to Class A Distribution and Service Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class A Distribution and Service Plan (PIMCO fund)[10]

(d)	Amended Schedule A to Class A Distribution and Services Plan (PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Class A Distribution and Services Plan (Portfolio Optimization Funds)[15]

(f)	Amended Schedule A to Class A Distribution and Services Plan (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(g)	Amended Schedule A to Class A Distribution and Services Plan (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging markets Fund and PF NB Fasciano Small Equity Fund)[21]

(h)	Amended Schedule A to Class A Distribution and Service Plan (PF Loomis Sayles Large-Cap Growth Fund)[24]

(i)	Amended Schedule A to Class A Distribution and Service Plan (PF AllianceBernstein International Value Fund), filed herewith

(m)(2)(a)	Class B Distribution and Service Plan[3]

(b)	Amended Schedule A to Class B Distribution and Service Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class B Distribution and Service Plan (PIMCO fund)[10]

(d)	Amended Schedule A to Class B Distribution and Services Plan (PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Class B Distribution and Services Plan (Portfolio Optimization Funds)[15]

(f)	Amended Schedule A to Class B Distribution and Services Plan (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(g)	Amended Schedule A to Class B Distribution and Services Plan (PF NB Fasciano Small Equity Fund)[21]

(h)	Amended Schedule A to Class B Distribution and Services Plan (PF Loomis Sayles Large-Cap Growth Fund), filed herewith

(i)	Amended Schedule A to Class B Distribution and Services Plan (PF AllianceBernstein International Value Fund), filed herewith

(m)(3)(a)	Class C Distribution and Service Plan[3]

(b)	Amended Schedule A to Class C Distribution and Service Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class C Distribution and Service Plan (PIMCO fund)[10]

(d)	Amended Schedule A to Class C Distribution and Services Plan (PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Class C Distribution and Services Plan (Portfolio Optimization Funds)[15]

(f)	Amended Schedule A to Class C Distribution and Services Plan (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(g)	Amended Schedule A to Class C Distribution and Services Plan (PF NB Fasciano Small Equity Fund)[21]

(h)	Amended Schedule A to Class C Distribution and Services Plan (PF Loomis Sayles Large-Cap Growth Fund), filed herewith

(i)	Amended Schedule A to Class C Distribution and Services Plan (PF AllianceBernstein International Value Fund), filed herewith

(m)(4)(a)	Service Plan — PF Pacific Life Money Market Fund[21]

(m)(5)(a)	Class R Distribution and Service Plan[21]

(n)(1)(a)	Multiple Class Plan Pursuant to Rule 18f-3[3]

(b)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (Putnam funds)[7]

(c)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PIMCO fund)[10]

(d)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (Class R)[21]

(g)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[21]

(h)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF Loomis Sayles Large-Cap Growth Fund)[24]

(i)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3(PF AllianceBernstein International Value Fund), filed herewith

(o)	Reserved

(p)(1)	Code of Ethics—Pacific Funds[3]

(p)(2)	Code of Ethics—Janus[24]

(p)(3)	Code of Ethics—Lazard[20]

(p)(4)	Code of Ethics—PIMCO[19]

(p)(5)	Code of Ethics—Salomon[24]

(p)(6)	Code of Ethics—Pacific Life Insurance Company[19]

(p)(7)	No longer applicable

(p)(8)	Code of Ethics—MFS[19]

(p)(9)	No longer applicable

(p)(10)	Code of Ethics—Van Kampen[19]

(p)(11)	Code of Ethics—Oppenheimer[22]

(p)(12)	Code of Ethics—Neuberger[22]

(p)(13)	Code of Ethics—Loomis Sayles[23]

(p)(14)	Code of Ethics—AllianceBernstein, filed herewith

/1/ Previously filed on May 22, 2001 as an exhibit to Registrant’s initial registration statement, and incorporated herein by reference.

/2/ Previously filed on August 9, 2001 as an exhibit to pre-effective amendment No. 1 to Registrant’s registration statement, and incorporated herein by reference.

/3/ Previously filed on September 26, 2001 as an exhibit to pre-effective amendment No. 2 to Registrant’s registration statement, and incorporated herein by reference.

/4/ Previously filed on September 28, 2001 as an exhibit to pre-effective amendment No. 3 to Registrant’s registration statement, and incorporated herein by reference.

/5/ Previously filed on October 1, 2001 as an exhibit to pre-effective amendment No. 4 to Registrant’s registration statement, and incorporated herein by reference.

/6/ Previously filed on October 15, 2001 as an exhibit to post-effective amendment No. 1 to Registrant’s registration statement, and incorporated herein by reference.

/7/ Previously filed on December 28, 2001 as an exhibit to post-effective amendment No. 2 to the Registrant’s registration statement, and incorporated herein by reference.

/8/ Previously filed on June 21, 2002 as an exhibit to post-effective amendment No. 4 to the Registrant’s registration statement, and incorporated herein by reference.

/9/ Previously filed on October 3, 2002 as an exhibit to post-effective amendment No. 5 to the Registrant’s registration statement, and incorporated herein by reference.

/10/ Previously filed on December 18, 2002 as an exhibit to post-effective amendment No. 7 to the Registrant’s registration statement, and incorporated herein by reference.

/11/ Previously filed on February 24, 2003 as an exhibit to post-effective amendment No. 8 to the Registrant’s registration statement, and incorporated herein by reference.

/12/ Previously filed on April 23, 2003 as an exhibit to post-effective amendment No. 9 to the Registrant’s registration statement, and incorporated herein by reference.

/13/ Previously filed on June 26, 2003 as an exhibit to post-effective amendment No. 10 to the Registrant’s registration statement, and incorporated herein by reference.

/14/ Previously filed on September 12, 2003 as an exhibit to post-effective amendment No. 12 to the Registrant’s registration statement, and incorporated herein by reference.

/15/ Previously filed on December 15, 2003 as an exhibit to post-effective amendment No. 26 to the Registrant’s registration statement, and incorporated herein by reference.

/16/ Previously filed on June 28, 2004 as an exhibit to post-effective amendment No. 33 to the Registrant’s registration statement, and incorporated herein by reference.

/17/ Previously filed on September 30, 2004 as an exhibit to post-effective amendment No. 34 to the Registrant’s registration statement, and incorporated herein by reference.

/18/ Previously filed on December 21, 2004 as an exhibit to post-effective amendment No. 36 to the Registrant’s registration statement, and incorporated herein by reference.

/19/ Previously filed on April 28, 2005 as an exhibit to post-effective amendment No. 37 to the Registrant’s registration statement, and incorporated herein by reference.

/20/ Previously filed on June 23, 2005 as an exhibit to post-effective amendment No. 38 to the Registrant’s registration statement, and incorporated herein by reference.

/21/ Previously filed on July 13, 2005 as an exhibit to post-effective amendment No. 39 to the Registrant’s registration statement, and incorporated herein by reference.

/22/ Previously filed on September 28, 2005 as an exhibit to post-effective amendment No. 41 to the Registrant’s registration statement, and incorporated herein by reference.

/23/ Previously filed on October 17, 2005 as an exhibit to post-effective amendment No. 43 to the Registrant’s registration statement, and incorporated herein by reference.

/24/ Previously filed on December 16, 2005 as an exhibit to post-effective amendment No. 45 to the Registrant’s registration statement, and incorporated herein by reference.

Item 24. Persons controlled by or Under Common Control with the Fund

     None

Item 25. Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust and Article VI of the Registrant’s By-Laws.

Title 12, Chapter 38, Section 3817 of the Delaware Code, Article VII of the Registrant’s Declaration of Trust filed as Exhibit (a)(1) to the Registrant’s registration statement, and Article VI of the Registrant’s By-Laws filed as Exhibit (b) to the registration statement, provide for indemnification of the Registrant’s trustees and/or officers for certain liabilities. Certain agreements to which the Registrant is a party filed as an exhibit to the Registrant’s registration statement provide for indemnification for certain liabilities for the trustees, officers and/or certain affiliated persons of the Registrant. The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the fullest extent permitted by the Registrant’s Declaration of Trust, By-Laws, the Delaware Business Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Insofar as indemnification by the Registrant for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

     Each investment adviser, and the trustees or directors and officers of each investment adviser and their business and other connections are as follows:

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Life Insurance Company

Pacific Life	Thomas C. Sutton	Director, Chairman of the Board and Chief Executive Officer of Pacific Life Insurance Company, (since January 1990); Director, Chairman of the Board and Chief Executive Officer of Pacific Mutual Holding Company and Pacific LifeCorp, (since August 1997); Director (since March 1989), Chairman (since July 1989) and Chief Executive Officer (since August 2001) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Co.); Director of: Mutual Service Corporation, PM Realty Advisors, Inc., Pacific Financial Products, Inc., and similar positions with various affiliated companies of Pacific Life Insurance Company; Director of: Newhall Land & Farming; Edison International; The Irvine Company and Former Chairman of the American Council of Life Insurance; and Former Director of: Pacific Corinthian Life Insurance Company, Cadence Capital Management Corporation, NFJ Investment Group, Inc., Pacific Financial Asset Management Corporation, Pacific Investment Management Company, Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.); Former Management Board member of PIMCO Advisors L.P., Former Equity Board Member of PIMCO Advisors L.P. Chairman and Trustee (since June 2001) and Chief Executive Officer (since November 2005) of Pacific Funds, and Chairman and Trustee (since July 1987) and Chief Executive Officer (since November 2005) of Pacific Select Fund.

Pacific Life	David R. Carmichael	Director (since August 1997), Senior Vice President and General Counsel of Pacific Life Insurance Company (since April 1992); Senior Vice President and General Counsel of Pacific Mutual Holding Company and Pacific LifeCorp (since August 1997); Director (since December 1993), Senior Vice President and General Counsel, (since July 1998) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Company) and similar positions with various affiliated companies of Pacific Life Insurance Company; Director of: Association of California Life and Health Insurance Companies. Former Director of Pacific Corinthian Life Insurance Company; and Director and Past President of Association of Life Insurance Counsel.

Pacific Life	James T. Morris	Chief Operating Officer (since January 2006), Executive Vice President (July 2005 to January 2006) & Chief Insurance Officer (July 2005 to January 2006), Pacific Mutual Holding Company and Pacific LifeCorp; Executive Vice President (January 2002 to January 2006) and Chief Insurance Officer (April 2005 to January 2006), and Senior Vice President (April 1996 to January 2002), Pacific Life Insurance Company; Executive Vice President (January 2002 to January 2006) and Chief Insurance Officer (April 2005 to January 2006), Senior Vice President (August 1999 to January 2002), Pacific Life & Annuity Company; President (since November 2005), and Executive Vice President (June 2005 to November 2005), Pacific Funds and Pacific Select Funds.

Pacific Life	Mark W. Holmlund	Executive Vice President (since July 2005), Pacific Mutual Holding Company and Pacific LifeCorp; Executive Vice President (since January 2001), Vice President (April 1995 to January 2001), Pacific Life Insurance Company; Executive Vice President (since January 2001), Pacific Life & Annuity Company; Executive Vice President (January 2001 to May 2004), Chief Operating Officer (March 1999 to May 2004), and Vice President (March 1999 to January 2001), Pacific Financial Products, Inc.

Pacific Life	Gerald W. Robinson	Executive Vice President (since April 1997), Senior Vice President (April 1996 to April 1997), Vice President (November 1994 to April 1996), Chief Marketing Office (January 1994 to April 1996), Pacific Life Insurance Company; Executive Vice President (since July 1999), Pacific Life & Annuity Company; Chairman (since January 1998), Chief Executive Officer (since July 1994), Director (since December 1994), Pacific Select Distributors, Inc.; Chairman & Chief Executive Officer (since January 2006), Pacific Select Group, LLC; Director (since October 1997) and Chairman (February 2000 to July 2000), Associated Financial Group, Inc.; Chairman (since March 1995) and Director (since January 1995), United Planners’ Group, Inc.; Chairman (May 1996 to March 2001), Director (since December 1994), Mutual Service Corporation; Director (since December 2003), Waterstone Financial Group, Inc.

Pacific Life	Sharon E. Pacheco	Vice President and Chief Compliance Officer (since January 2003), Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (since February 2000) and Chief Compliance Officer (since January 2003), and Assistant Vice President (November 1997 to February 2000), Pacific Life Insurance Company; Vice President (since April 2000) and Chief Compliance Officer (since January 2003), and Assistant Vice President (August 1999 to April 2000), Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (since June 2004), Pacific Select Fund and Pacific Funds.

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Life	Audrey L. Milfs	Director (since August 1997), Vice President (since April 1991) and Corporate Secretary (since July 1983) of Pacific Life Insurance Company; Vice President and Secretary of Pacific Mutual Holding Company and Pacific LifeCorp, (since August 1997); Director (since March 1988), Vice President (since February 1999), and Secretary (since September 1982) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Company); Director, Vice President and Secretary to several affiliated companies of Pacific Life Insurance Company, Secretary of Pacific Select Fund (since July 1987) and Secretary of Pacific Funds (since June 2001).

Pacific Life	Khanh T. Tran	Director (since August 1997), Executive Vice President (since April 2001) and Chief Financial Officer (since June 1996) of Pacific Life Insurance Company, Senior Vice President (February 1999 to April 2001); Vice President (November 1991 to February 1999) and Treasurer (September 1990 to December 1998) of Pacific Life Insurance Company; Executive Vice President (since April 2001) and Chief Financial Officer (since August 1997) and Senior Vice President (August 1997 to April 2001) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Executive Vice President and Chief Financial Officer to several affiliated companies of Pacific Life Insurance Company. Director of Asset Management Finance Corp. (since September 2004) former Director of Prandium, Inc. (April 2001 to July 2002), and Scottish Re Group Ltd. (December 2001 to May 2004).

Pacific Life	Edward R. Byrd	Vice President (since November 1991), Controller (since March 1993) and Chief Accounting Officer (since November 2003) of Pacific Life Insurance Company; Director (January 1998 to January 2005), Vice President (since May 1999) and CFO (July 1994 to January 2005) of Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.); Vice President and Controller (since August 1997) and Chief Accounting Officer (since November 2003) of Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with various affiliated companies of Pacific Life Insurance Company.

Pacific Life	Brian D. Klemens	Vice President and Treasurer of Pacific Life Insurance Company, (since December 1998); and Assistant Vice President (October 1992 to December 1998) and Assistant Controller of Pacific Life Insurance Company (April 1994 to December 1998); Vice President and Treasurer of Pacific Mutual Holding Company and Pacific LifeCorp, (since June 1999); Vice President and Treasurer of several affiliated companies of Pacific Life Insurance Company (since February 1999); and Vice President and Treasurer of Pacific Select Fund (since April 1996) and Pacific Funds (since June 2001).

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Investment Management Company LLC (“PIMCO”)		Investment Adviser

PIMCO	William S. Thompson (EC)	Chief Executive Officer and Managing Director

PIMCO	William H. Gross (EC)	Chief Investment Officer and Managing Director

PIMCO	John C. Maney	Chief Financial Officer

PIMCO	Mohan V. Phansalkar	Chief Legal Officer and Managing Director

PIMCO	Richard M. Weil (EC)	Chief Operating Officer and Managing Director

PIMCO	Denise C. Seliga	Chief Compliance Officer and Executive Vice President

PIMCO	R. Wesley Burns	Director

PIMCO	Tammie J. Arnold	Managing Director

PIMCO	William R. Benz	Managing Director

PIMCO	John B. Brynjolfsson	Managing Director

PIMCO	Wendy W. Cupps	Managing Director

PIMCO	Chris P. Dialynas	Managing Director

PIMCO	Mohamed A. El-Erian	Managing Director

PIMCO	Pasi M. Hamalainen	Managing Director

PIMCO	Brent R. Harris (EC)	Managing Director

PIMCO	Douglas M. Hodge (Tokyo) (EC)	Managing Director

PIMCO	Brent L. Holden (EC)	Managing Director

PIMCO	Margaret E. Isberg (Canada)	Managing Director

PIMCO	James M. Keller	Managing Director

PIMCO	Raymond G. Kennedy	Managing Director

PIMCO	John S. Loftus	Managing Director

PIMCO	Sudesh N. Mariappa	Managing Director

PIMCO	Scott A. Mather (Munich)	Managing Director

PIMCO	Paul A. McCulley	Managing Director

PIMCO	Joseph McDevitt (London)	Managing Director

PIMCO	James F. Muzzy	Managing Director

PIMCO	Mohan V. Phansalkar	Managing Director

PIMCO	William F. Podlich (Consulting)	Managing Director

PIMCO	William C. Powers (EC)	Managing Director

PIMCO	Ernest L. Schmider	Managing Director

PIMCO	W. Scott Simon	Managing Director

PIMCO	Changhong Zhu	Managing Director

PIMCO	Michael R. Asay	Executive Vice President

PIMCO	Brian P. Baker (Singapore)	Executive Vice President

PIMCO	Stephen B. Beaumont	Executive Vice President

PIMCO	Vineer Bhansali	Executive Vice President

PIMCO	Gregory A. Bishop	Executive Vice President

PIMCO	Sabrina C. Callin	Executive Vice President

PIMCO	Gordon C. Hally	Executive Vice President

PIMCO	John P. Hardaway	Executive Vice President

PIMCO	Dwight F. Holloway (London)	Executive Vice President

PIMCO	Mark T. Hudoff	Executive Vice President

PIMCO	Daniel J. Ivascyn	Executive Vice President

PIMCO	Lew W. (Jay) Jacobs (Munich)	Executive Vice President

PIMCO	Mark R. Kiesel	Executive Vice President

PIMCO	David C. Lown	Executive Vice President

PIMCO	Tomoya Masanao (Tokyo)	Executive Vice President

PIMCO	Akinori Matsui (Tokyo)	Executive Vice President

PIMCO	Mark V. McCray	Executive Vice President

PIMCO	Curtis A. Mewbourne	Executive Vice President

PIMCO	Kristen S. Monson	Executive Vice President

PIMCO	Thomas J. Otterbein (New York)	Executive Vice President

PIMCO	Kumar N. Palghat (Sydney)	Executive Vice President

PIMCO	Bradley W. Paulson (Tokyo)	Executive Vice President

PIMCO	Elizabeth M. Philipp	Executive Vice President

PIMCO	Mark J. Porterfield	Executive Vice President

PIMCO	Emanuele Ravano (London)	Executive Vice President

PIMCO	Scott L. Roney	Executive Vice President

PIMCO	Seth R. Ruthen (New York)	Executive Vice President

PIMCO	Jeffrey M. Sargent	Executive Vice President

PIMCO	Ivor E. Schucking (Munich)	Executive Vice President

PIMCO	Makoto Takano (Tokyo)	Executive Vice President

PIMCO	Richard E. Tyson	Executive Vice President

PIMCO	John Wilson	Executive Vice President

PIMCO	Susan L. (Susie) Wilson	Executive Vice President

PIMCO	George H. Wood	Executive Vice President

PIMCO	Charles C. Wyman	Executive Vice President

PIMCO	David Young (London)	Executive Vice President

PIMCO	Laura Ahto (London)	Senior Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Michael Amey (London)	Senior Vice President

PIMCO	Joshua M. Anderson	Senior Vice President

PIMCO	David S. Andrews	Senior Vice President

PIMCO	Adam Borneleit	Senior Vice President

PIMCO	W.H. Bruce Brittain	Senior Vice President

PIMCO	Kevin M. Broadwater	Senior Vice President

PIMCO	Erik C. Brown	Senior Vice President

PIMCO	Marcia K. Clark	Senior Vice President

PIMCO	Cyrille R. Conseil	Senior Vice President

PIMCO	Paul Craven (London)	Senior Vice President

PIMCO	John B. Cummings	Senior Vice President

PIMCO	Suhail H. Dada	Senior Vice President

PIMCO	Craig A. Dawson	Senior Vice President

PIMCO	David J. Dorff	Senior Vice President

PIMCO	Jennifer E. Durham	Senior Vice President

PIMCO	Marcellus M. Fisher	Senior Vice President

PIMCO	Hock Meng Foong (Singapore)	Senior Vice President

PIMCO	Joseph A. Fournier (Singapore)	Senior Vice President

PIMCO	Julian Foxall (Sydney)	Senior Vice President

PIMCO	Teri Frisch (New York)	Senior Vice President

PIMCO	Richard F. Fulford (London)	Senior Vice President

PIMCO	Yuri P. Garbuzov (London)	Senior Vice President

PIMCO	G. Steven Gleason	Senior Vice President

PIMCO	Stephen S. Goldman (London)	Senior Vice President

PIMCO	Michael A. Gomez	Senior Vice President

PIMCO	Gregory T. Gore	Senior Vice President

PIMCO	Gregory S. Grabar	Senior Vice President

PIMCO	Robert J. Greer	Senior Vice President

PIMCO	Shailesh Gupta	Senior Vice President

PIMCO	Kazunori Harumi (Tokyo)	Senior Vice President

PIMCO	Ray C. Hayes	Senior Vice President

PIMCO	Steve Kirkbaumer	Senior Vice President

PIMCO	Henrik P. Larsen	Senior Vice President

PIMCO	Yanay Lehavi	Senior Vice President

PIMCO	Peter L. Lindgren (London)	Senior Vice President

PIMCO	Andre J. Mallegol	Senior Vice President

PIMCO	James P. Meehan, Jr.	Senior Vice President

PIMCO	John M. Miller	Senior Vice President

PIMCO	Scott Millimet	Senior Vice President

PIMCO	Haruki Minaki (Tokyo)	Senior Vice President

PIMCO	Gail Mitchell	Senior Vice President

PIMCO	James F. Moore	Senior Vice President

PIMCO	Steven Nicholls (London)	Senior Vice President

PIMCO	Shigeki Okamura (Tokyo)	Senior Vice President

PIMCO	Ric Okun	Senior Vice President

PIMCO	Arthur Y.D. Ong	Senior Vice President

PIMCO	Douglas J. Ongaro	Senior Vice President

PIMCO	Koyo Ozeki (Tokyo)	Senior Vice President

PIMCO	PeterPaul Pardi (London)	Senior Vice President

PIMCO	Keith Perez	Senior Vice President

PIMCO	David J. Pittman	Senior Vice President

PIMCO	James A. Ramsay	Senior Vice President

PIMCO	Ronald M. Reimer	Senior Vice President

PIMCO	Paul W. Reisz	Senior Vice President

PIMCO	Stephen Rodosky	Senior Vice President

PIMCO	Mark A. Romano	Senior Vice President

PIMCO	Stephen O. Schulist	Senior Vice President

PIMCO	Devin L. Sellers (New York)	Senior Vice President

PIMCO	Timothy L. Shaler	Senior Vice President

PIMCO	Jonathan D. Short	Senior Vice President

PIMCO	Kyle J. Theodore	Senior Vice President

PIMCO	Mark B.M. van Heel (London)	Senior Vice President

PIMCO	Mitchell W. Wilner	Senior Vice President

PIMCO	Mihir P. Worah	Senior Vice President

PIMCO	Cheng-Yuan Yu	Senior Vice President

PIMCO	Stacie Anctil	Vice President

PIMCO	Kwame Anochie	Vice President

PIMCO	Donna Barnes	Vice President

PIMCO	Peter I. Bentley (London)	Vice President

PIMCO	Nicolette Beyer (London)	Vice President

PIMCO	Bill Blackwell (London)	Vice President

PIMCO	Philippe Bodereau (London)	Vice President

PIMCO	Jennifer S. Bridwell	Vice President

PIMCO	Chris Brune	Vice President

PIMCO	Giang Bui	Vice President

PIMCO	Michael A. Burns (London)	Vice President

PIMCO	Robert Burns	Vice President

PIMCO	Kirsten J. Burton	Vice President

PIMCO	John Cavalieri	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	William Chipp	Vice President

PIMCO	Amit Chopra	Vice President

PIMCO	Matthew Clark	Vice President

PIMCO	James R. Clarke	Vice President

PIMCO	Jonathan B. Cressy	Vice President

PIMCO	Birgitte Danielsen (New York)	Vice President

PIMCO	Mary De Bellis	Vice President

PIMCO	Nicola A. De Lorenzo	Vice President

PIMCO	Travis J. Dugan	Vice President

PIMCO	Vernon Edler	Vice President

PIMCO	Edward L. Ellis	Vice President

PIMCO	Jason J. England	Vice President

PIMCO	Bret W. Estep	Vice President

PIMCO	Stefanie D. Evans	Vice President

PIMCO	Anne Fairchild-Jones (London)	Vice President

PIMCO	Robert A. Fields	Vice President

PIMCO	Andrew C. Forsyth (Canada)	Vice President

PIMCO	Tom Gibson	Vice President

PIMCO	Linda J. Gould	Vice President

PIMCO	Andrew Griffiths (London)	Vice President

PIMCO	Sachin Gupta (London)	Vice President

PIMCO	Paul Harrison (Sydney)	Vice President

PIMCO	Arthur J. Hastings	Vice President

PIMCO	Jeffrey Helsing	Vice President

PIMCO	Lori C. Hsu	Vice President

PIMCO	Koji Ishida (Tokyo)	Vice President

PIMCO	Kelly Johnson	Vice President

PIMCO	M. Theresa Vallarta-Jordal	Vice President

PIMCO	Thomas J. Kelleher, III	Vice President

PIMCO	Benjamin Kelly	Vice President

PIMCO	J. Stephen King, Jr.	Vice President

PIMCO	Stephanie King	Vice President

PIMCO	Mitsuaki Komatsu (Tokyo)	Vice President

PIMCO	Tetsuro Kondo (Tokyo)	Vice President

PIMCO	Kevin Kuhner	Vice President

PIMCO	W.M. Reese Lackey	Vice President

PIMCO	Robert Ru-Bor Lee (Tokyo)	Vice President

PIMCO	Chia Liang Lian (Singapore)	Vice President

PIMCO	Wen-Wen Lindroth	Vice President

PIMCO	John J. Loh	Vice President

PIMCO	Rafael A. Lopez	Vice President

PIMCO	Scott W. Martin	Vice President

PIMCO	Murphy McCann	Vice President

PIMCO	Julie Meggers	Vice President

PIMCO	Mark E. Metsch	Vice President

PIMCO	Kris Mierau (Munich)	Vice President

PIMCO	Kendall P. Miller	Vice President

PIMCO	Davida J. Milo	Vice President

PIMCO	Eric Mogelof (New York)	Vice President

PIMCO	Masabumi Moriguchi (Tokyo)	Vice President

PIMCO	Matthew J. Mulcahy (Sydney)	Vice President

PIMCO	Alfred T. Murata	Vice President

PIMCO	Ramakrishnan Nambimadom	Vice President

PIMCO	Monika Nemeth	Vice President

PIMCO	Terence Y. Nercessian	Vice President

PIMCO	Roger Nieves	Vice President

PIMCO	Sachiko Nojima (Tokyo)	Vice President

PIMCO	John Norris (New York)	Vice President

PIMCO	Gillian O’Connell (London)	Vice President

PIMCO	Richard Palmer	Vice President

PIMCO	Evan T. Pan	Vice President

PIMCO	Saumil Parikh	Vice President

PIMCO	Rudy Pimentel	Vice President

PIMCO	Jeff Plein (Tokyo)	Vice President

PIMCO	Alfonso A. Portillo	Vice President

PIMCO	Jennifer L. Prince	Vice President

PIMCO	Wendong Qu	Vice President

PIMCO	Susan Raessler	Vice President

PIMCO	Sofia Ramos (London)	Vice President

PIMCO	Danelle Reimer	Vice President

PIMCO	Yiannis Repoulis (London)	Vice President

PIMCO	Stephen E. Reynolds	Vice President

PIMCO	Thomas Rice (London)	Vice President

PIMCO	Donna Riley	Vice President

PIMCO	Carol E. Rodgerson	Vice President

PIMCO	Melody Rollins	Vice President

PIMCO	Constance Rotival (London)	Vice President

PIMCO	Cathy T. Rowe	Vice President

PIMCO	Yoshimitsu Saito (Tokyo)	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Patricia Ann Schuetz (London)	Vice President

PIMCO	Adrian O. Schultes (New York)	Vice President

PIMCO	Iwona E. Scibisz	Vice President

PIMCO	Toru Sejima	Vice President

PIMCO	Rahul Seksaria	Vice President

PIMCO	Erica H. Sheehy	Vice President

PIMCO	Julie M. Shepherd	Vice President

PIMCO	Scott M. Spalding	Vice President

PIMCO	Jennifer N. Spicijaric	Vice President

PIMCO	Christian M. Staub	Vice President

PIMCO	Christina Stauffer	Vice President

PIMCO	Peter Strelow	Vice President

PIMCO	Don Suskind	Vice President

PIMCO	Ichiro Takeuchi (Tokyo)	Vice President

PIMCO	Yoichi Takechi (Tokyo)	Vice President

PIMCO	Christine M. Telish	Vice President

PIMCO	Dominique Tersin (London)	Vice President

PIMCO	Powell C. Thurston	Vice President

PIMCO	William A. Tsotsos (Canada)	Vice President

PIMCO	Shiro Tsuboto (Tokyo)	Vice President

PIMCO	Peter A. Van de Zilver	Vice President

PIMCO	Erik Velicer	Vice President

PIMCO	David Viana (London)	Vice President

PIMCO	Hiromi Wada (Tokyo)	Vice President

PIMCO	Timothy C. White	Vice President

PIMCO	Bransby M. Whitton	Vice President

PIMCO	Michael J. (Mick) Willemsen	Vice President

PIMCO	Charles A. Williams, III	Vice President

PIMCO	Tamara Lynn Witham (New York)	Vice President

PIMCO	Shinichi Yamamoto (Tokyo)	Vice President

PIMCO	Rosa Yi	Vice President

PIMCO	Don Yocham	Vice President

PIMCO	Walter Yu	Vice President

PIMCO	Henk Jan van Zoelen (London)	Vice President

PIMCO	Lori Zarutsky	Vice President

PIMCO	David Zhang	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Alliance Capital Management L.P. (“AllianceBernstein”)		Investment Adviser
AllianceBernstein	Lewis A. Sanders	Chairman and Chief Executive Officer
AllianceBernstein	Dominque Carrel-Billiard	Director
AllianceBernstein	Henri de Castries	Director
AllianceBernstein	Christopher M. Condron	Director
AllianceBernstein	Denis Duverne	Director
AllianceBernstein	Roger Hertog	Vice Chairman
AllianceBernstein	Weston M. Hicks	Director
AllianceBernstein	W. Edwin Jarmain	Director
AllianceBernstein	Gerald M. Lieberman	President and Chief Operating Officer
AllianceBernstein	Nicolas Moreau	Director
AllianceBernstein	Lorie A. Slutsky	Director
AllianceBernstein	A.W. (Pete) Smith, Jr.	Director
AllianceBernstein	Peter J. Tobin	Director
AllianceBernstein	Stanley B. Tulin	Director
AllianceBernstein	Lawrence H. Cohen	Executive Vice President and Chief Technology Officer
AllianceBernstein	Laurence E. Cranch	Executive Vice President and General Counsel
AllianceBernstein	Sharon E. Fay	Executive Vice President
AllianceBernstein	Marilyn G. Fedak	Executive Vice President
AllianceBernstein	Mark R. Gordon	Executive Vice President
AllianceBernstein	Thomas S. Hexner	Executive Vice President
AllianceBernstein	Mark R. Manley	Senior Vice President, Deputy General Counsel and Chief Compliance Officer
AllianceBernstein	Marc O. Mayer	Executive Vice President
AllianceBernstein	Douglas J. Peebles	Executive Vice President
AllianceBernstein	Jeffrey S. Phlegar	Executive Vice President
AllianceBernstein	James G. Reilly	Executive Vice President
AllianceBernstein	Paul C. Rissman	Executive Vice President
AllianceBernstein	Lisa A. Shalett	Executive Vice President
AllianceBernstein	David A. Steyn	Executive Vice President
AllianceBernstein	Christopher M. Toub	Executive Vice President
AllianceBernstein	Robert H. Joseph, Jr.	Senior Vice President and Chief Financial Officer
AllianceBernstein	Edward J. Farrell	Senior Vice President and Controller

Name of Adviser	Name of Individual	Business and Other Connections

Janus Capital Management LLC		Investment Adviser

Janus Capital Management LLC	John H. Bluher	Executive Vice President, Chief Corporate Affairs Officer, and Secretary

Janus Capital Management LLC	David R. Martin	Executive Vice President and Chief Financial Officer

Janus Capital Management LLC	Robin C. Beery	Executive Vice President and Chief Marketing Officer

Janus Capital Management LLC	Kelley A. Howes	Senior Vice President and General Counsel

Janus Capital Management LLC	Gary D. Black	Chief Executive Officer

Janus Capital Management LLC	John Zimmerman	Executive Vice President of Institutional Services

Janus Capital Management LLC	Dominic Martello	Executive Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Morgan Stanley Investment Management Inc., doing business in certain instances under the name Van Kampen		Investment Adviser

Van Kampen	Owen D. Thomas	President and Chief Operating Officer

Van Kampen	Ronald E. Robison	Managing Director and Chief Global Operations Officer

Van Kampen	Joseph J. McAlinden	Managing Director and Chief Investment Officer

Van Kampen	Rajesh K. Gupta	Managing Director and Chief Administrative Officer–Investments

Van Kampen	Barry Fink	General Counsel and Managing Director

Van Kampen	Alexander C. Frank	Managing Director and Treasurer

Van Kampen	Carsten Otto	Managing Director and U.S. Director of Compliance

Name of Adviser	Name of Individual	Business and Other Connections

Goldman Sachs Asset Management	Henry M. Paulson, Jr.	Chief Executive Officer and Chairman, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Lloyd C. Blankfein	President and Co-Chief Operating Officer, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Gary D. Cohn	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Christopher A. Cole	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	J. Michael Evans	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Richard A. Friedman	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Suzanne Nora Johnson	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Kevin W. Kennedy	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Peter S. Kraus	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Masanori Mochida	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Thomas K. Montag	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Gregory K. Palm	Counsel and Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Eric S. Schwartz	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	John S. Weinberg	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Peter A. Weinberg	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Jon Winkelried	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Richard J. Gnodde	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Scott B. Kapnick	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	John F.W. Rogers	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Alan M Cohen	Global Head of Compliance and Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Edward C. Forst	Managing Director

Goldman Sachs Asset Management	Robert S. Kaplan	Managing Director

Goldman Sachs Asset Management	Michael S. Sherwood	Managing Director

Goldman Sachs Asset Management	David M. Solomon	Managing Director

Goldman Sachs Asset Management	Esta Stecher	General Counsel and Managing Director

Goldman Sachs Asset Management	David A. Viniar	Managing Director

Goldman Sachs Asset Management	John S. Weinberg	Managing Director

Goldman Sachs Asset Management	Jon Winkelried	Managing Director

Goldman Sachs Asset Management	Mario Draghi	Managing Director

Name of Adviser	Name of Individual	Business and Other Connections

Salomon Brothers Asset Management		Investment Adviser

Salomon Brothers Asset Management	Peter J. Wilby	Member of the Board of Directors, Salomon Brothers Asset Management

Salomon Brothers Asset Management	Michael F. Rosenbaum	General Counsel, Citigroup Asset Management

Salomon Brothers Asset Management	Andrew T. Beagley	Chief Compliance Officer

Salomon Brothers Asset Management	Evan L. Merberg	Member of the Board of Directors, Salomon Brothers Asset Management

Salomon Brothers Asset Management	Michael Even	Member of the Board of Directors, Salomon Brothers Asset Management

Name of Adviser	Name of Individual	Business and Other Connections

Lazard Asset Management LLC (“Lazard”)

Lazard	Ashish Bhutani	Chief Executive Officer
Ashish Bhutani has served as Chief Executive Officer of Lazard Asset Management since March 2004 and previously served as Head of New Products and Strategic Planning at Lazard from June 2003 to March 2004. Prior to joining Lazard, he was Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein from 2001 to end of 2002, and was a member of its Global Corporate and Markets Board, and a member of the Global Executive Committee. Ashish was with Wasserstein Perella Group (the predecessor firm) from 1989 to 2001, where he was Deputy Chairman of Wasserstein Perella Group and Chief Executive Officer of Wasserstein Perella Securities from 1995 to 2001. He started his career in Salomon Brothers’ Fixed Income Department in 1985. Ashish has his MBA in International Business and Finance from Pace University, and a BA in Psychology and an AA in Business from Concordia College.

Lazard	Charles L. Carroll	Deputy Chairman
Charles Carroll is Deputy Chairman of Lazard Asset Management LLC and Head of Global Marketing. Additionally, he serves as Chief Executive Officer, President and Director of The Lazard Funds, Inc. and Lazard Retirement Series, Inc. Charles joined Lazard in 1993 as Senior Vice President responsible for delivering an array of investment solutions to clients worldwide through relationships with broker-dealers, registered investment advisors, and other intermediary platforms. He now oversees LAM’s worldwide marketing efforts in the Institutional, Third-party, and Private Client arenas with total assets in excess of $76 billion. Charles is responsible for the distribution of both The Lazard Funds, Inc. and Lazard Retirement Series, Inc.

Prior to joining Lazard, Charles was First Vice President and Consulting Services Director with Shearson Lehman Brothers and was instrumental in training Financial Consultants and managing institutional account relationships. Previously, Charles was Vice President and National Product Manager with Shearson Asset Management in New York City. He has over 18 years of investment experience and attended the University of Utah. Currently, Charles sits on the Board of Directors for the Money Management Institute.

Lazard	Andrew Lacey	Deputy Chairman, U.S. and Global Products
Andrew Lacey is a Deputy Chairman of Lazard Asset Management, and is a Portfolio Manager on a number of the Firm’s U.S. Equity and Global portfolios. Andrew joined Lazard in 1995, and was a member of the Firm’s Global Research Platform prior to becoming a Portfolio Manager. Andrew has his MBA from Columbia University and graduated with a BA (Honors) from the College of Social Studies, Wesleyan University, in 1989. Prior to attending business school, Andrew was a teacher at The Pingry School and at Buckingham Browne and Nichols. He is currently on the Board of Trustees of The Link Community School.

Lazard	John R. Reinsberg	Deputy Chairman, International and Global Products
John Reinsberg is a Deputy Chairman of Lazard Asset Management LLC responsible for international and global products. He also oversees the day-to-day operations of the Firm’s international equity investment team. Prior to joining the Firm in 1992, he served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. Other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. John began working in the investment field in 1981. He has his MBA from Columbia University and a BA from the University of Pennsylvania. John speaks German, French, and Spanish.

Lazard	Robert P. DeConcini	Chairman USA
Robert DeConcini is Chairman of the U.S. and Managing Director of Lazard Asset Management LLC. He is a member of the Firm’s Management Committee and the Oversight Committee, which are the primary executive bodies responsible for managing the Firm and the investment oversight process. In addition, he is involved with the U.S. institutional market’s business and product strategy, marketing, and client service. Prior to joining Lazard Asset Management in 1989, Robert

Name of Adviser	Name of Individual	Business and Other Connections

was with the National Bank of Washington, Smith Barney and M.D. Sass Associates. Robert has a BA from Villanova University.

Lazard	Gabrielle Boyle	Senior Managing Director, Portfolio Manager
Gabrielle Boyle is a Senior Managing Director of Lazard Asset Management Limited in London. She is a Portfolio Manager on the International Equity team and a member of the London-based European Equity team. Prior to joining the Firm in 1993, Gabrielle worked with Royal Insurance Asset Management. She has been working in the investment field since 1990. Gabrielle earned her MA in Economics and a BA (Hons) degree in Economics & History from University College, Dublin. She is a member of the Institute of Investment Management and Research.

Lazard	Michael P. Charlton	Senior Managing Director
Michael Charlton is a Senior Managing Director of Lazard Asset Management and is responsible for the Firm’s Institutional Client Service/Marketing and Consultant Relations efforts. Prior to joining Lazard in 1991, Michael was with Bankers Trust Company in their Global Fiduciary Services area. He has been working in the investment field since 1989. Michael has a BA from Wesleyan University.

Lazard	Andreas Huebner	Senior Managing Director
Andreas Huebner is a Senior Managing Director of Lazard Asset Management (Deutschland) GmbH in Frankfurt. He specializes in Marketing and Client Servicing. Prior to joining the Firm in 1999, Andreas was a Managing Partner with Schröder Münchmeyer Hengst & Co. and DG Bank Frankfurt. He has 18 years of investment experience. Andreas is fluent in both German and English and is a member of the International Bankers Forum (IBF) and of the Frankfurter Finanz-Forum (FFF).

Lazard	Robert Prugue	Senior Managing Director, Senior Executive
Robert Prugue is a Senior Managing Director of Lazard, a senior executive of Australian operations for Lazard Asset Management Pacific Co. (Lazard), and a Director of Lazard Japan Asset Management (LJAM). He has been working in the investment field since 1987. Prior to joining Lazard in December 2002, Robert was a director and Head of Research for van Eyk Research. He also worked for the National Association of Securities Dealers in Washington DC, AMP Society, and Axiom Funds Management. Robert has his MA from Exeter University and a BA from the University of Maryland. He speaks English, Spanish, French, Italian, and Portuguese.

Lazard	Michael S. Rome	Senior Managing Director
Michael Rome is a Senior Managing Director of Lazard Asset Management LLC where he is responsible for the alternative investments business, and Portfolio Manager of the Lazard Global Opportunities Funds. He is also a Member of the Board of Lazard Alternative Strategies Fund, LLC and President and Director of Lazard Diversified Strategies Fund PLC. During his tenure at Lazard, Michael was responsible for the day-to-day oversight of Lazard’s U.S. Equities from 1991-1999. Prior to joining the Firm in 1991, he served as Senior Vice President with Mark Partners, a long/short U.S. hedge fund. Earlier, Michael was research liaison at Goldman, Sachs & Co. where his clients represented a broad range of investors. He has been in the investment industry since 1981. Michael has his MBA from Cornell University and BA from the University of Rochester.

Lazard	Bill Smith	Senior Managing Director, CEO of Lazard Asset Management, Ltd.
Bill Smith is a Managing Director and the Chief Executive Officer of Lazard Asset Management, Limited in London. Prior to joining the Firm in 2002, Bill served as a Managing Director of ABN AMRO. Earlier, he was associated with Barclays Bank, Prudential Bache, and Standard Life. Bill has been working in the investment field since 1977. He has a BSc from Heriot Watt University, Edinburgh.

Lazard	Michael A. Bennett, CPA	Managing Director, Portfolio Manager
Michael Bennett is a Managing Director of Lazard Asset Management LLC and a Portfolio Manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. Prior to joining the Firm in 1992, Michael served as an International Equity Analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. Michael began working in the investment field in 1987. He has his MBA from the University of Chicago’s Graduate School of Business and a BS from New York University.

Name of Adviser	Name of Individual	Business and Other Connections

Lazard	Christopher Blake	Managing Director, Portfolio Manager/Analyst
Christopher Blake is a Managing Director of Lazard Asset Management LLC and a Portfolio Manager/Analyst for the U.S. Mid Cap and U.S. Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined the Firm in 1995. Chris was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a member of the U.S. Small Cap and U.S. Mid Cap teams. Chris has a BSBA in Finance from the University of Denver.

Lazard	Nick Bratt	Managing Director, Portfolio Manager
Nick Bratt is a Managing Director of Lazard Asset Management LLC and a Portfolio Manager for the Global Thematic Equity product. Prior to joining the Firm in 2003, Nick served in various capacities at Scudder/Deutsche Asset Management, including Head of International Portfolio Management, Head of the Global Equity Group, and Global Chief Investment Officer. His last position at Scudder/Deutsche Asset Management was Director of Global Products. Nick began working in the investment field in 1973. He attended Columbia University on a Fulbright scholarship, and holds a BA in Politics & Philosophy and Economics from St. John’s College of Oxford University. Nick is Director of the Korea Society, and an Advisory Director of Maison Francaise. He is fluent in French and reads German.

Lazard	Charles Burgdorf	Managing Director
Charles Burgdorf is a Managing Director of Lazard Asset Management LLC and is primarily responsible for the Third Party Distribution Group. Prior to joining Lazard in January of 1997, Charles was affiliated with Fred Alger Management, Inc. and Bull & Bear Group, Inc. He began working in the investment field in 1988. Charles has a BS in Business Administration and Finance from the University of South Carolina.

Lazard	David Cleary, CFA	Managing Director
David Cleary is a Managing Director of Lazard Asset Management LLC, and is currently responsible for the management of the Firm’s Private Client Group. Before joining that group, David spent nine years as a Fixed Income Portfolio Manager for the Firm. Prior to joining the Firm in 1994, Mr. Cleary was affiliated with Union Bank of Switzerland as a Portfolio Manager, and IBJ Schroder Bank & Trust as an Assistant Treasurer. David began working in the investment field in 1987. He has a BS from Cornell University.

Lazard	Melissa Cook, CFA	Managing Director, Equity Research
Melissa Cook is a Managing Director of Lazard Asset Management LLC and manages the global research platform that supports Lazard’s worldwide equity products in her role as Director of Research. Prior to joining Lazard in 2002, she was a Managing Director and Associate Director of Research at Prudential Securities. Before moving into her management role, Melissa spent seven years as a Senior Equity Analyst covering broadcasting, cable, entertainment, and publishing industries at Prudential. Prior to joining Prudential in 1991, she worked as an Equity Analyst at Barclays de Zoete Wedd and Drexel Burnham Lambert. Melissa has been working in the investment field since 1986. She received her MBA from the Stern School of Business at New York University and a BA from Dartmouth College.

Lazard	Kun Deng, CFA	Managing Director, Portfolio Manager
Kun Deng is a Managing Director of Lazard Asset Management LLC and a Portfolio Manager. Prior to joining Lazard in 1997, he was a Senior Portfolio Manager/Analyst for closed-end funds at Newgate Investment Management. Kun’s previous positions include being a staff member for China’s Ministry of Finance and faculty member at Hofstra University. Kun began working in the investment field in 1994. He has his MIA (International Affairs) from Columbia University and MA from Beijing University. Kun speaks Chinese. In addition, he was ranked as one of the top 10 global equity managers for the years 2000-2003 by the Financial Times.

Lazard	Gabriella Dixon, CFA	Managing Director, Research Analyst
Gabriella Dixon is a Managing Director of Lazard Asset Management LLC, and a Research Analyst on the Financials equity sector team. She began her investment experience upon joining the Firm in 1990, and has held several positions at Lazard. Gabriella received a BA with Honors from Wesleyan University. She is fluent in French and Italian.

Lazard	James Donald, CFA	Managing Director, Portfolio Manager/Analyst
James Donald is a Managing Director of Lazard Asset Management LLC. In addition to his duties

Name of Adviser	Name of Individual	Business and Other Connections

as a Portfolio Manager/Analyst he also serves as Head of the Emerging Markets Group. Prior to joining the Firm in 1996, James worked at Mercury Asset Management, which he joined in 1985. At Mercury Asset Management he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. James received his BA (Hons) in History from the University of Western Ontario. He is fluent in French and Spanish.

Lazard	Michael G. Fry	Managing Director, Portfolio Manager
Michael Fry is a Managing Director of Lazard Asset Management, based in London, and a portfolio manager on the Global Equity and Global ex US Equity teams. Prior to joining Lazard in 2005, Michael served in several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Michael also held positions as a portfolio manager at Armstrong Jones Fund Management, a Portfolio Manager/Analyst at Schroder Investment Management and as a senior accountant at Price Waterhouse in Australia. Michael began his career in investment management in 1987. He holds a BSc from Flinders University (Adelaide, Australia). Michael is a member of the Institute of Chartered Accountants in Australia and an associate of the Financial Services Institute of Australasia.

Lazard	Peter C. Hunsberger	Managing Director, Research Analyst
Peter Hunsberger is a Managing Director of Lazard Asset Management LLC and a Research Analyst on the Global Equity Research Platform (energy sector). Prior to joining Lazard in 1991, Peter served as Director of Research at John S. Herold, Inc. He began working in the investment field in 1989. Previously, Peter was associated with Hunt Oil Company as a senior geologist, and spent 12 years in the oil industry. He received his MBA from Houston Baptist University and a BA from Middlebury College.

Lazard	Carmine Lizza	Managing Director, Chief Information Officer, Global Head of Technology
Carmine Lizza is a Managing Director, Chief Information Officer and Global Head of Technology for Lazard Asset Management LLC. Prior to joining Lazard in 1999, he was a Managing Director at Bankers Trust, and formerly held senior positions at Alliance Capital and Bankers Trust. Earlier in his career Carmine worked at Lear Siegler Avionics. He began working in the investment field in 1986. Carmine has his MBA from Columbia University and a Bachelors of Engineering in Electrical Engineering and Computer Science from Stevens Institute of Technology.

Lazard	Gerald Mazzari	Managing Director and Chief Operating Officer
Gerald Mazzari is a Managing Director and Chief Operating Officer of Lazard Asset Management LLC. Prior to joining Lazard in 1996, he was an Executive Vice President for Smith New Court, Inc. and a Chief Financial Officer with Carl Marks & Co. Previously, Gerald was an Audit Partner at Oppenheim, Appel, Dixon & Co. He began working in the investment field in 1978. Gerald has his MBA from Adelphi University and a BS in biology from Syracuse University.

Lazard	Efrem Meretab	Managing Director, Research Analyst
Efrem Meretab is a Managing Director of Lazard Asset Management LLC and a Research Analyst. He began his investment experience upon joining the Firm in 1994. Prior to joining Lazard, Efrem was affiliated with AT&T Bell Laboratories, and associated with Conoco Inc. as a Senior Research Geophysicist. He has his PhD from the University of Illinois and a BS from Haverford College. Efrem is fluent in Tigringa and Amharic.

Lazard	Nathan Paul	Managing Director, General Counsel
Nathan Paul is a Managing Director of Lazard Asset Management LLC, and serves as the Firm’s General Counsel. Prior to joining the Firm in 2000, where he began his career in the investment industry, Nathan was an associate with the firm of Schulte Roth & Zabel LLP. Nathan graduated from Cardozo Law School as a Juris Doctor. He is a member of the New York and New Jersey state bar associations, and speaks Hebrew.

Lazard	Michael Powers	Managing Director, Portfolio Manager
Michael Powers is a Managing Director of Lazard Asset Management LLC and a member of the International Equity, International Equity Select, and European Equity Select teams. He began working in the investment field in 1990. Prior to joining the Firm in 1990, Michael was a Vice President for Chemco Technologies. He received his MBA from Long Island University and a BA from Brown University.

Lazard	John Reese	Managing Director
John Reese is a Limited Managing Director of Lazard Asset Management LLC and is primarily responsible for private clients investment management. Prior to joining the Firm, John worked for Wood, Struthers & Winthrop, where he served in the Management Corporation as the President,

Name of Adviser	Name of Individual	Business and Other Connections

the Director, and the CEO. He began working in the investment field in 1968. John has his MBA from the Wharton School of Finance at the University of Pennsylvania and a BA from the University of Pennsylvania. He is a member of the New York Society of Security Analysts.

Lazard	Robert Rowland	Managing Director, Portfolio Manager
Robert Rowland is a Managing Director of Lazard Asset Management LLC and a Portfolio Manager responsible for managing Lazard’s European Explorer hedge fund. Robert joined Lazard Asset Management Ltd. in December 2003 and is now in the Firm’s New York Office. Previously Robert served as a Partner and Managing Director of Soros Funds Limited, where he managed European Equities for the Quantum Endowment Fund. Earlier, he worked for Odey Asset Management as a Fund Manager for the Odey Grosvenor Fund. Robert began working in the investment industry in 1988. He has his BA (Hons) in Politics from the University of Newcastle upon Tyne, and is a member of the Institute of Investment Management and Research.

Lazard	Ulrich Schweiger	Managing Director, Portfolio Manager
Ulrich Schweiger is a Managing Director of Lazard Asset Management GmbH in Frankfurt and a Portfolio Manager. Prior to joining the Firm in 1999, Ulrich was affiliated with Schröder Münchmeyer Hengst Investment, Société Générale and Dresdner Bank. He began working in the investment field in 1984. Ulrich has a degree in Business Administration from the Westfaelische-Wilhelms-Universitaet in Muenster, Germany. He is a member of the Deutsche Vereinigung fuer Finanzanalyse (DVFA). Ulrich is a native German speaker, and he is also fluent in French and English.

Lazard	Darrin Sokol	Managing Director, Trader
Darrin Sokol is co-Director of the Equity Trading group at Lazard Asset Management LLC. Prior to joining the Firm in 2001, Darrin was a Partner and Senior Equities Trader at Omega Advisors Inc. He began working in the investment field in 1991.

Lazard	Ronald Temple, CFA	Managing Director, Research Analyst
Ronald Temple is a Managing Director of Lazard Asset Management LLC and a Research Analyst. Prior to joining Lazard in 2001, Ron held positions with Deutsche Asset Management and Deutsche Bank Americas in New York, Deutsche Bank Asia/Pacific in Singapore, Deutsche Morgan Grenfell in London, Bank of America NT & SA in San Francisco and Fleet Financial Group in Boston. He began working in the investment field in 1991. Ron received a MPP from Harvard University and a BA in Economics & Public Policy from Duke University.

Lazard	Richard Tutino, CFA	Managing Director, Portfolio Manager
Richard Tutino is a Managing Director at Lazard Asset Management LLC and a Portfolio Manager focusing on U.S. equity products. Prior to joining the Firm in 1997, Richard was associated with Thorsell, Parker Partners and Dreman Value Management. Earlier affiliations include Fahnestock Asset Management and EF Hutton and Company, Inc. Richard has been working in the investment field since 1986. He has a BS in Finance from New York University, and is a member of the New York Society of Security Analysts.

Lazard	Markus van de Weyer	Managing Director, Portfolio Manager
Markus Van de Weyer is a Managing Director at Lazard Asset Management GmbH in Frankfurt and a Portfolio Manager. Prior to joining Lazard in 1999, he was a Portfolio Manager/Analyst with Metzler Investment, Commerz International Capital Management and affiliated with Institut für Kredit- und Finanzwirtschaft. He is a graduate of Ruhr-Universität Bochum and a member of the Deutsche Vereinigung fuer Finanzanalyse (DVFA) in Germany. He is a native German and fluent in English.

Lazard	Tony Willis	Managing Director, Portfolio Manager/Analyst
Tony Willis is a Managing Director of Lazard Asset Management Limited, in London and Head of UK Equities. He is responsible for managing UK equity portfolios and is also a member of our Pan European equity team. Tony joined the Firm in July 1999 and has been working in the investment field since 1982. Previous affiliations include BZW where he became head of pan-European Research in May 1997, and oversaw the integration of that business into CSFB. Prior to that Tony worked in a number of stockbrokers’ research departments over a period of 13 years. He gained a degree in Philosophy, Politics and Economics from Oxford in 1982.

Lazard	Alexander E. Zagoreos	Managing Director
Alexander Zagoreos is a Managing Director of Lazard Asset Management LLC whose primary area of responsibility is emerging-market closed-end investment companies. During his tenure at Lazard, he started managing portfolios of closed-end funds in 1984, and earlier, was a broker to investment trusts and closed-end funds. Prior to joining Lazard in 1977, he served as a Vice President, International, for Reynolds and Company. Previously Alexander was a Vice President and an oil analyst with Model, Roland and Company, as well as an economic analyst for Esso International. He began working in the investment field in 1964. Alexander has his MBA, MIA (International Affairs) and BA from Columbia University. He also serves on the boards of several investment trusts and closed-end funds.

Name of Adviser	Name of Individual	Business and Other Connections

MFS Investment Management (“MFS”)		Investment Advisor

MFS	Robert C. Pozen	Chairman, Director and Chairman of the Board

MFS	Robert J. Manning	Director; Chief Executive Officer; Chief Investment Officer and President

MFS	Martin E. Beaulieu	Director; Executive Vice President and Director of Global Distribution

MFS	C. James Prieur	Director

MFS	Donald A. Stewart	Director

MFS	James C. Baillie	Director

MFS	Robin A. Stelmach	Director, Executive Vice President and Chief Operating Officer

MFS	Michael W. Roberge	Executive Vice President, Chief Fixed Income Officer and Director of Fixed Income Research

MFS	Thomas B. Hastings	Senior Vice President and Treasurer

MFS	Joseph E. Lynch	Assistant Treasurer

MFS	Ronald W. Osborne	Director

MFS	William K. O’Brien	Director

MFS	Maria F. Dwyer	Executive Vice President and Chief Regulatory Officer

MFS	Paul T. Kirwan	Executive Vice President and Chief Financial Officer

MFS	Michael H. Whitaker	Senior Vice President and Chief Compliance Officer

MFS	Mitchell C. Freestone	Assistant Secretary

MFS	Brian T. Hourihan	Assistant Secretary

MFS	David A. Antonelli	Executive Vice President and Chief Equity Officer

MFS	Deborah H. Miller	Executive Vice President and Director of Equity Quantitative Research

MFS	Ethan D. Corey	Assistant Secretary

MFS	Mark D. Kaplan	Assistant Secretary

MFS	Jeremy Kream	Assistant Secretary

MFS	Suzanne Michaud	Assistant Secretary

MFS	Susan Newton	Assistant Secretary

Name of Adviser	Name of Individual	Business and Other Connections

OppenheimerFunds, Inc. (“Oppenheimer”)		Investment Advisor

Oppenheimer	Timothy L. Abbuhl	Vice President

Oppenheimer	Robert Agan	Senior Vice President

Oppenheimer	Erik Anderson	Assistant Vice President

Oppenheimer	Janette Aprilante	Vice President and Secretary

Oppenheimer	Hany S. Ayad	Assistant Vice President

Oppenheimer	Robert Baker	Senior Vice President

Oppenheimer	John Michael Banta	Assistant Vice President

Oppenheimer	Kevin Baum	Vice President

Oppenheimer	Lalit Behal	Assistant Vice President

Oppenheimer	Kathleen Beichert	Vice President

Oppenheimer	Erik S. Berg	Assistant Vice President

Oppenheimer	Rajeev Bhaman	Vice President

Oppenheimer	Mark Binning	Assistant Vice President

Oppenheimer	Robert J. Bishop	Vice President

Oppenheimer	John R. Blomfield	Vice President

Oppenheimer	Chad Boll	Vice President

Oppenheimer	Lowell Scott Brooks	Vice President

Oppenheimer	Mark Burns	Assistant Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Oppenheimer	Peter V. Cocuzza	Vice President

Oppenheimer	John Damian	Vice President

Oppenheimer	John M. Davis	Vice President

Oppenheimer	Craig P. Dinsell	Executive Vice President

Oppenheimer	Randall C. Dishmon	Vice President

Oppenheimer	Rebecca K. Dolan	Vice President

Oppenheimer	Steven D. Dombrower	Vice President

Oppenheimer	Bruce C. Dunbar	Senior Vice President

Oppenheimer	Richard Edmiston	Vice President

Oppenheimer	Daniel R. Engstrom	Vice President

Oppenheimer	James Robert Erven	Assistant Vice President

Oppenheimer	George R. Evans	Senior Vice President

Oppenheimer	Edward N. Everett	Vice President

Oppenheimer	Ronald H. Fielding	Senior Vice President

Oppenheimer	David Foxhoven	Vice President

Oppenheimer	Colleen M. Franca	Assistant Vice President

Oppenheimer	Dan Gagliardo	Assistant Vice President

Oppenheimer	Subrata Ghose	Assistant Vice President

Oppenheimer	Charles W. Gilbert	Assistant Vice President

Oppenheimer	Alan C. Gilston	Vice President

Oppenheimer	Jill E. Glazerman	Senior Vice President

Oppenheimer	Bejamin J. Gord	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Oppenheimer	Laura Granger	Vice President

Oppenheimer	Robert Grill	Senior Vice President

Oppenheimer	Robert Haley	Assistant Vice President

Oppenheimer	Marilyn Hall	Vice President

Oppenheimer	Kelly Haney	Assistant Vice President

Oppenheimer	Thomas B. Hayes	Vice President

Oppenheimer	Dorothy F. Hirshman	Vice President

Oppenheimer	Scott T. Huebl	Vice President

Oppenheimer	Margaret Hui	Vice President

Oppenheimer	John Huttlin	Vice President

Oppenheimer	James G. Hyland	Assistant Vice President

Oppenheimer	Steve P. Ilnitzki	Senior Vice President

Oppenheimer	Kathleen T. Ives	Vice President and Assistant Secretary

Oppenheimer	William Jaume	Vice President

Oppenheimer	Frank V. Jennings	Vice President

Oppenheimer	John Jennings	Vice President

Oppenheimer	John Michael Johnson	Assistant Vice President

Oppenheimer	Lynn O. Keeshan	Assistant Treasurer

Oppenheimer	Thomas W. Keffer	Senior Vice President

Oppenheimer	Michael Keogh	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Oppenheimer	Dimitrios Kourkoulakos	Senior Vice President

Oppenheimer	Christopher M. Leavy	Senior Vice President

Oppenheimer	Laura Leitzinger	Senior Vice President

Oppenheimer	Michael S. Levine	Vice President

Oppenheimer	Gang Li	Vice President

Oppenheimer	Shanquan Li	Vice President

Oppenheimer	Mitchell J. Lindauer	Vice President

Oppenheimer	Bill Linden	Assistant Vice President

Oppenheimer	Malissa B. Lischin	Vice President

Oppenheimer	David P. Lolli	Assistant Vice President

Oppenheimer	Patricia Lovett	Vice President

Oppenheimer	Steve Macchia	Vice President

Oppenheimer	Angelo G. Manioudakis	Senior Vice President

Oppenheimer	Charles L. McKenzie	Senior Vice President

Oppenheimer	Andrew J. Mika	Senior Vice President

Oppenheimer	Nikolaos D. Monoyios	Senior Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Oppenheimer	Charles Moon	Vice President

Oppenheimer	John Murphy	Chairman, President, Chief Executive Officer & Director

Oppenheimer	Thomas J. Murray	Vice President

Oppenheimer	Kenneth Nadler	Vice President

Oppenheimer	Richard Nichols	Vice President

Oppenheimer	David P. Pellegrino	Vice President

Oppenheimer	Allison C. Pells	Assistant Vice President

Oppenheimer	James F. Phillips	Vice President

Oppenheimer	Raghaw Prasad	Assistant Vice President

Oppenheimer	Jane C. Putnam	Vice President

Oppenheimer	Michael E. Quinn	Vice President

Oppenheimer	Julie S. Radtke	Vice President and Director

Oppenheimer	David Robertson	Senior Vice President

Oppenheimer	Antoinette Rodriguez	Assistant Vice President

Oppenheimer	Jeffrey S. Rosen	Vice President

Oppenheimer	James H. Ruff	Executive Vice President

Oppenheimer	Rohit Sah	Vice President

Oppenheimer	Valerie Sanders	Vice President

Oppenheimer	Ellen P. Schoenfeld	Vice President

Oppenheimer	Scott A. Schwegel	Assistant Vice President

Oppenheimer	Allan P. Sedmak	Assistant Vice President

Oppenheimer	Jennifer L. Sexton	Vice President

Oppenheimer	Nava Sharma	Vice President

Oppenheimer	Bonnie Sherman	Assistant Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Oppenheimer	David C. Sitgreaves	Assistant Vice President

Oppenheimer	Edward James Sivigny	Assistant Vice President

Oppenheimer	Enrique H. Smith	Vice President

Oppenheimer	Keith J. Spencer	Senior Vice President

Oppenheimer	Marco Antonio Spinar	Assistant Vice President

Oppenheimer	Arthur P. Steinmetz	Senior Vice President

Oppenheimer	John P. Stoma	Senior Vice President

Oppenheimer	Deborah A. Sullivan	Vice President

Oppenheimer	Paul Temple	Vice President

Oppenheimer	Cameron Ullyat	Assistant Vice President

Oppenheimer	Mark S. Vandehey	Vice President

Oppenheimer	Maureen Van Norstrand	Vice President

Oppenheimer	Vincent Vermette	Assistant Vice President

Oppenheimer	Teresa M. Ward	Vice President

Oppenheimer	Jerry A. Webman	Senior Vice President

Oppenheimer	Barry D. Weiss	Vice President

Oppenheimer	Melissa Lynn Weiss	Vice President

Oppenheimer	Christine Wells	Vice President

Oppenheimer	Joseph J. Welsh	Vice President

Oppenheimer	Diederick Wermolder	Senior Vice President

Oppenheimer	Catherine M. White	Assistant Vice President

Oppenheimer	William L. Wilby	Senior Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Oppenheimer	Donna M. Winn	Senior Vice President

Oppenheimer	Brian W. Wixted	Senior Vice President and Treasurer

Oppenheimer	Carol Wolf	Senior Vice President

Oppenheimer	Kurt Wolfgruber	Executive Vice President, Chief Investment Officer and Director

Oppenheimer	Caleb C. Wong	Vice President

Oppenheimer	Edward C. Yoensky	Assistant Vice President

Oppenheimer	Robert G. Zack	Executive Vice President and General Counsel

Oppenheimer	Neal A. Zamore	Vice President

Oppenheimer	Mark D. Zavanelli	Vice President

Oppenheimer	Alex Zhou	Assistant Vice President

Oppenheimer	Arthur J. Zimmer	Senior Vice President

Oppenheimer	Joanne Bardell	Assistant Vice President

Oppenheimer	Jeff Baumgartner	Assistant Vice President

Oppenheimer	Gerald Bellamy	Assistant Vice President

Oppenheimer	Craig Billings	Assistant Vice President

Oppenheimer	Paul Burke	Assistant Vice President

Oppenheimer	Debra Casey	Assistant Vice President

Oppenheimer	Laura Coulston	Assistant Vice President

Oppenheimer	Thomas Doyle	Assistant Vice President

Oppenheimer	Kathy Faber	Assistant Vice President

Oppenheimer	David Falicia	Assistant Vice President

Oppenheimer	Emmanuel Ferreira	Vice President

Oppenheimer	Brian Finley	Assistant Vice President

Oppenheimer	John Forrest	Senior Vice President

Oppenheimer	Dominic Freud	Vice President

Oppenheimer	Steve Hauenstein	Assistant Vice President

Oppenheimer	Dennis Hess	Assistant Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Oppenheimer	Daniel Hoelscher	Assistant Vice President

Oppenheimer	Edward Hrybenko	Vice President

Oppenheimer	Brian Kramer	Vice President

Oppenheimer	Tracey Lange	Vice President

Oppenheimer	John Latino	Assistant Vice President

Oppenheimer	Jerry Mandzij	Vice President

Oppenheimer	LuAnn Mascia	Vice President

Oppenheimer	Elizabeth McCormack	Vice President

Oppenheimer	Joseph McCovern	Assistant Vice President

Oppenheimer	Christina Nasta	Vice President

Oppenheimer	William Norman	Assistant Vice President

Oppenheimer	Brian Peterson	Assistant Vice President

Oppenheimer	Gary Pilc	Assistant Vice President

Oppenheimer	Marc Reinganum	Vice President

Oppenheimer	Claire Ring	Assistant Vice President

Oppenheimer	Stacy Roode	Vice President

Oppenheimer	Karen Sandler	Assistant Vice President

Oppenheimer	Rudi Schadt	Vice President

Oppenheimer	Maria Schulte	Assistant Vice President

Oppenheimer	Michael Sussman	Vice President

Oppenheimer	Martin Telles	Senior Vice President

Oppenheimer	Vincent Toner	Assistant Vice President

Oppenheimer	Keith Tucker	Assistant Vice President

Oppenheimer	Philip Witkower	Senior Vice President

Oppenheimer	Lucy Zachman	Assistant Vice President

Oppenheimer	Antulio N. Bomfim	Vice President

Oppenheimer	Michelle Borre Massick	Vice President

Oppenheimer	John Boydell	Vice President

Oppenheimer	Micheal Bromberg	Assistant Vice President

Oppenheimer	Joan Brunelle	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Oppenheimer	Geoffrey Caan	Vice President

Oppenheimer	Catherine Carroll	Assistant Vice President

Oppenheimer	Brett Clark	Assistant Vice President

Oppenheimer	Susan Cornwall	Senior Vice President

Oppenheimer	George Curry	Vice President

Oppenheimer	J. Hayes Foster	Vice President

Oppenheimer	Hazem Gamal	Vice President

Oppenheimer	Bridget Ireland	Vice President

Oppenheimer	Charles Kandalis	Assistant Vice President

Oppenheimer	Lisa Lamentino	Vice President

Oppenheimer	Kristina Lawrence	Vice President

Oppenheimer	Randy Legg	Vice President

Oppenheimer	Dongyan Ma	Assistant Vice President

Oppenheimer	Susan Mattisinko	Vice President

Oppenheimer	John O’Hare	Vice President

Oppenheimer	Lerae A. Palumbo	Assistant Vice President

Oppenheimer	David Pfeffer	Senior Vice President and Chief Financial Officer

Oppenheimer	Jill Reiter	Assistant Vice President

Oppenheimer	Stacy Roth	Vice President

Oppenheimer	Kim Russomanno	Assistant Vice President

Oppenheimer	Jennifer Stevens	Assistant Vice President

Oppenheimer	Jeaneen Terrio	Assistant Vice President

Oppenheimer	Lisa Walsh	Assistant Vice President

Oppenheimer	Annabel Whiting	Assistant Vice President

Oppenheimer	Arthur J. Zimmer	Senior Vice President

Oppenheimer	Michael Amato	Assistant Vice President

Oppenheimer	Tracey Beck Apostolopoulos	Assistant Vice President

Oppenheimer	Lisa I. Bloomberg	Vice President

Oppenheimer	Veronika Boesch	Assistant Vice President

Oppenheimer	John Bonnell	Vice President

Oppenheimer	Lisa Chaffee	Assistant Vice President

Oppenheimer	Charles Chibnik	Assistant Vice President

Oppenheimer	Brian Dvorak	Vice President

Oppenheimer	Bradley G. Finkle	Vice President

Oppenheimer	Jordan Foster	Vice President

Oppenheimer	Seth Gelman	Vice President

Oppenheimer	Phillip S. Gillespie	Senior Vice President

Oppenheimer	Joseph Higgins	Vice President

Oppenheimer	Martin S. Korn	Senior Vice President

Oppenheimer	Paul Kunz	Assistant Vice President

Oppenheimer	Gayle Leavitt	Assistant Vice President

Oppenheimer	Daniel Lifshey	Assistant Vice President

Oppenheimer	Christie J. Loftus	Vice President

Oppenheimer	Mark H. Madden	Vice President

Oppenheimer	Kathleen Mandzij	Assistant Vice President

Oppenheimer	Lucienne Mercogliano	Assistant Vice President

Oppenheimer	Matthew O’Donnell	Assistant Vice President

Oppenheimer	Robert Pemble	Assistant Vice President

Oppenheimer	Lori L. Penna	Vice President

Oppenheimer	Marmeline Petion-Midy	Assistant Vice President

Oppenheimer	Scott Phillips	Vice President

Oppenheimer	Jason Pizzorusso	Assistant Vice President

Oppenheimer	David Poiesz	Senior Vice President

Oppenheimer	Jeffrey Portnoy	Assistant Vice President

Oppenheimer	David Preuss	Assistant Vice President

Oppenheimer	Timothy Ryan	Vice President

Oppenheimer	Mary Sullivan	Vice President

Oppenheimer	Philip Vottiero	Vice President

Oppenheimer	Adam Weiner	Assistant Vice President

Oppenheimer	Emeline S. Adwers	Vice President

Oppenheimer	Justin Leverenz	Vice President

Oppenheimer	Meaghan Murphy	Assistant Vice President

Oppenheimer	Brian Szilagyi	Assistant Vice President

Name of Advisor	Name of Individual	BUSINESS AND OTHER CONNECTIONS

Neuberger Berman Management Inc (“NB”)		Investment Adviser

Neuberger Berman Management Inc	Maxine Gerson	General Counsel and Secretary NB Management; Senior Vice President and Deputy General Counsel Neuberger Berman, LLC

Neuberger Berman Management Inc	Robert Conti	Senior Vice President, Neuberger Berman, LLC; Senior Vice President, NB Management since November 2000; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Real Estate Income Fund Inc.; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Realty Income Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman Dividend Advantage Fund Inc.

Neuberger Berman Management Inc	Brian P. Gaffney	Managing Director, Neuberger Berman, LLC since 1999, Senior Vice President, NB Management since November 2000. Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Real Estate Income Fund Inc.; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Realty Income Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman Dividend Advantage Fund Inc.

Neuberger Berman Management Inc	Jeffrey B. Lane	Chairman and President, Neuberger Berman, LLC; Director, NB Management since February 2001. Director, Chief Executive Officer and President, Neuberger Berman Inc.; Director, Neuberger Berman Trust Company from June 1999 until November 2000.

Neuberger Berman Management Inc	Jack L. Rivkin	Executive Vice President, Neuberger Berman, LLC; Director and Chairman of NB Management. Executive Vice President, Neuberger Berman Inc.; President and Director, Neuberger Berman Real Estate Income Fund Inc; President and Director, Neuberger Berman Intermediate Municipal Fund Inc.; President and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; President and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; President and Trustee, Neuberger Berman Advisers Management Trust; President and Trustee, Neuberger Berman Equity Funds; President and Trustee, Neuberger Berman Income Funds; President and Director, Neuberger Berman Realty Income Fund Inc.; President and Director, Neuberger Berman Income Opportunity Fund Inc.; President and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; President and Neuberger Berman Dividend Advantage Fund Inc.

Name of Advisor	Name of Individual	BUSINESS AND OTHER CONNECTIONS

Neuberger Berman Management Inc	Peter E. Sundman	President and Director, NB Management; Executive Vice President, Neuberger Berman, LLC. Executive Vice President and Director, Neuberger Berman Inc.; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Income Funds; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Advisers Management Trust; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Equity Funds; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Real Estate Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Realty Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Income Opportunity Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Dividend Advantage Fund Inc.

Neuberger Berman Management Inc	Charmaine Williams	Chief Compliance Officer, Vice President, Lehman Brothers Inc. since 2003; Chief Compliance Officer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005); Chief Compliance Officer, Lehman Brothers Asset Management Inc. since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.) from 1997-2003.

     The principal address of NB Management, Neuberger Berman, and of each of the investment companies named above, is 605 Third Avenue, New York, New York 10158.

Loomis, Sayles & Co., L.P.
Loomis, Sayles & Co., L.P. (“Loomis Sayles”) provides investment advice to registered investment companies and organizations and individuals.
The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the Investment Advisers Act of 1940 as amended (the “Advisers Act”) (SEC File No. 801-170; IARD/CRD No. 105377).

Item 27. Principal Underwriters

(a)	Pacific Select Distributors, Inc. (“PSD”) member, NASD & SIPC serves as Distributor of Shares of Pacific Funds. PSD is a subsidiary of Pacific Life. PSD also serves as distributor of shares of the Pacific Select Fund.

Name and Principal[1]	Positions and Offices	Positions and Offices
Business Address	with Underwriter	with Registrant
Audrey L. Milfs	Vice President and Secretary	Secretary

Edward R. Byrd	Vice President	None

Gerald W. Robinson	Director, Chairman and CEO	None

Thomas Gibbons	Vice President, tax	None

Jane M. Guon	Assistant Secretary	None

Adrian S. Griggs	Director, Vice President and Chief Financial Officer	None

M. Kathleen McWard	Vice President	None

Alyce F. Peterson	Vice President	None

S. Kendrick Dunn	Assistant Vice President, Compliance	None

Brian D. Klemens	Vice President and Treasurer	Vice President and Treasurer

Michael A. Bell	Executive Vice President	None

Dewey Bushaw	Senior Vice President	None

Robert C. Hsu	Senior Vice President and Chief Information Officer	None

Martha A. Gates	Vice President	None

Gail L. Cobin	Assistant Vice President	None

Gail H. McIntosh	Assistant Secretary	None

Julia C. McKinney	Assistant Secretary	None

Michael T. McLaughlin	Assistant Secretary	None

Cheryl L. Tobin	Assistant Secretary	None

Stephen J. Toretto	Assistant Secretary	None

[1] Principal business address for all individuals listed is 700 Newport Center Drive, Newport Beach, California 92660.

Item 28. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained at Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660, at PFPC Inc. 4400 Computer Drive, Westborough, MA 01581, at MFS, 500 Boylston St., 20th Floor, Boston, MA 02116, and Morgan Stanley Investment Management, Law Division/Compliance, 1221 Avenue of the Americas, New York, NY 10020.

Item 29. Management Services

          Not applicable

Item 30. Undertakings

          Not applicable

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Pacific Funds, has duly caused this Post-Effective Amendment No. 46 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach in the State of California on the 6th day of February, 2006.

PACIFIC FUNDS
By:	/s/ Robin S. Yonis
Robin S. Yonis, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 46 to the Registration Statement of Pacific Funds has been signed below by the following persons in the capacities and on the dates indicated.

Thomas C. Sutton*	Chief Executive Officer, Chairman of the Board and Trustee	February 6, 2006
James T. Morris*	President	February 6, 2006
Frederick L. Blackmon*	Trustee	February 6, 2006
Lucie H. Moore*	Trustee	February 6, 2006
Gale K. Caruso*	Trustee	February 6, 2006
Nooruddin S. Veerjee*	Trustee	February 6, 2006
G. Thomas Willis*	Trustee	February 6, 2006
Brian D. Klemens*	Vice President and Treasurer	February 6, 2006
/s/ Robin S. Yonis
*Robin S. Yonis
as attorney-in-fact pursuant to power
of attorney filed herewith.

Pacific Funds Power of Attorney
The undersigned trustees and officers of Pacific Funds (the “Trust”) hereby appoint Robin S. Yonis, David R. Carmichael, Jeffrey S. Puretz, Douglas P. Dick, Laurene E. MacElwee, and Katayoun Mobedshahi each individually as their true and lawful attorneys-in-fact (“attorneys”), in all capacities, to execute in their name and file any and all registration statements, including registration statements on Form N-14, proxy statements, exemptive applications, no-action letter requests, shareholder reports and other regulatory filings made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission (“SEC”) in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities). The undersigned grant to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys may lawfully do or cause to be done by virtue hereof. This Power of Attorney hereby terminates and replaces all other previously executed Power of Attorneys for the Trust related to the above.
The undersigned trustees and officers of Pacific Funds hereby execute this Power of Attorney effective the 1st day of January, 2006.

NAME	TITLE

/s/ Thomas C. Sutton	Chairman, Chief Executive Officer and Trustee

Thomas C. Sutton

/s/ James T. Morris	President

James T. Morris

/s/ Brian D. Klemens	Vice President and Treasurer

Brian D. Klemens

/s/ Frederick L. Blackmon	Trustee

Frederick L. Blackmon

/s/ Gale K. Caruso	Trustee

Gale K. Caruso

/s/ Lucie H. Moore	Trustee

Lucie H. Moore

/s/ G. Thomas Willis	Trustee

G. Thomas Willis

/s/ Nooruddin S. Veerje	Trustee

Nooruddin S. Veerjee

PACIFIC FUNDS
EXHIBIT INDEX

Exhibit	Description
(d)(1)(h)	Addendum to Investment Advisory Agreement (PF AllianceBernstein International Value Fund)

(d)(14)	Fund Management Agreement – Loomis Sayles

(d)(15)	Form of Fund Management Agreement – AllianceBernstein

(e)(1)(h)	Addendum to Distribution Agreement (PF AllianceBernstein International Value Fund)

(g)(1)(f)	Addendum to Custodian Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)

(g)(1)(g)	Addendum to Custodian Agreement (PF Loomis Sayles Large-Cap Growth Fund)

(g)(1)(h)	Form of Addendum to Custodian Agreement (PF AllianceBernstein International Value Fund)

(h)(1)(j)	Form of Addendum to Transfer Agency Agreement (PF AllianceBernstein International Value Fund)

(h)(2)(h)	Addendum to Administration and Shareholder Services Agreement (PF AllianceBernstein International Value Fund)

(h)(3)(k)	Form of Addendum to Expense Limitation Agreement (PF AllianceBernstein International Value Fund)

(h)(4)(h)	Form of Addendum to Sub-Administration and Accounting Service Agreement (PF AllianceBernstein International Value Fund)

(m)(1)(i)	Amended Schedule A to Class A Distribution and Services Plan (PF AllianceBernstein International Value Fund)

(m)(2)(h)	Amended Schedule A to Class B Distribution and Services Plan (PF Loomis Sayles Large-Cap Growth Fund)

(m)(2)(i)	Amended Schedule A to Class B Distribution and Services Plan (PF AllianceBernstein International Value Fund)

(m)(3)(h)	Amended Schedule A to Class C Distribution and Services Plan (PF Loomis Sayles Large-Cap Growth Fund)

(m)(3)(i)	Amended Schedule A to Class C Distribution and Services Plan (PF AllianceBernstein International Value Fund)

(n)(1)(i)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF AllianceBernstein International Value Fund)

(p)(14)	Code of Ethics – AllianceBernstein